John Hancock
Global
Fund

SEMI
ANNUAL
REPORT

4.30.02

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www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 13

For your information
page 25


Dear Fellow Shareholders,

The stock market has done nothing to soothe weary investors in 2002. After two years of losses, the stock market remains bogged down again so far this year. Although the economy appears to be emerging from recession, there are real questions about the strength of the recovery and the prospects for corporate earnings. With added pressures resulting from corporate bankruptcies, accounting questions and Middle East tensions, investors have been slow to shed their skeptical mindset. As a result, the major indexes were either flat or down year to date through April 30, 2002, with the Dow Jones Industrial Average returning -0.15% and the Standard & Poor's 500 Index returning -5.80%. Reflecting the technology and telecommunications sectors' continued woes, the tech-heavy Nasdaq Composite Index was down 13.44% in the first four months.

In this turbulent environment, there have been definite winners and losers. Small-cap and midsize companies have done far better than large caps, and even after a two-year run, value stocks have continued to trump growth. Bonds, which outpaced stocks in the last two years, continued to beat the broader stock market, led by corporate bonds.

The stock market's disappointing performance has certainly put investors' long-term investment perspective to the test. But we urge you to stay the course and stick to the investment plan that you have crafted with your investment professional to meet your financial goals. The most important element involves being well diversified. We believe it is the best way to better withstand the market's short-term swings -- from both an investment and an emotional perspective. If your investments are spread broadly among different asset classes -- stocks, bonds and cash -- and various types of each, you stand a better chance of having at least one part of your portfolio doing well at any given moment.

Although being diversified might not prevent you from suffering losses in tough market conditions, it could help mitigate the decline. And you'll be more ready to capture the returns of a group as it comes back into favor. With the economy poised for growth, that could happen sooner rather than later.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
long-term growth
of capital by
investing
primarily in
the stocks of
companies located
throughout
the world,
including the
United States.

Over the last six months

* The global economy has shown clear signs it is on the mend.

* Concerns over accounting irregularities, earnings and Middle East violence weighed on the global stock market.

* Small-capitalization and value-oriented stocks continue to outperform the broader market.

[Bar chart with heading "John Hancock Global Fund." Under the heading is a note that reads "Fund performance for the six months ended April 30, 2002." The chart is scaled in increments of 2% with 0% at the bottom and 8% at the top. The first bar represents the 7.65% total return for Class
A. The second bar represents the 7.36% total return for Class B. The third bar represents the 7.36% total return for Class C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 2.1%   Anheuser-Busch
 2.0%   United Microelectronics
 1.9%   MGM Mirage
 1.8%   American Express
 1.8%   Cendant
 1.8%   KLA-Tencor
 1.7%   Teradyne
 1.7%   Wal-Mart Stores
 1.6%   Wachovia Corp.
 1.6%   Bank of America

As a percentage of net assets on April 30, 2002.



MANAGERS'
REPORT

BY LORETTA MORRIS, RANDY KAHN, CFA, AND ANDY GALLAGHER FOR THE NICHOLAS-APPLEGATE CAPITAL MANAGEMENT PORTFOLIO MANAGEMENT TEAM

John Hancock
Global Fund

Investors endured a number of extraordinary and unparalleled challenges during the six-month period ended April 30, 2002. Already reeling from economic weakness worldwide, the global stock market was rocked by the terrorist attacks of September 11, 2001. In the initial shock that followed, the already depressed major global indexes bottomed out in late September, only to stage a powerful rally as investors rebuilt their shattered confidence and sentiment improved.

In the wake of the attacks, coordinated action by the world's central bankers led to unprecedented stimulus in the form of interest-rate reductions and injections of liquidity into the markets. The stimulus began to have its desired effect late in 2001 as encouraging economic reports indicated that a recovery was indeed under way.

"Investors endured a
 number of extraordinary
 and unparalleled chal-
 lenges during the
 six-month period ended
 April 30, 2002."

As the first quarter of 2002 unfolded, the markets suffered another setback, triggered by the fall from grace of Enron and the widespread accounting irregularities it suggested. A number of companies were hard hit by concerns over accounting. Some suffered steep declines in their stock price while others, such as Enron and Global Crossing, were forced into bankruptcy.

Later in the reporting period, escalating violence in the Middle East, worries over both the quality and quantity of corporate earnings and rising energy prices pressured equity prices in most developed economies. One notable exception was in Japan, where stocks surged on a combination of technical reforms (limiting short-selling, for example) and hints that its beleaguered economy might be bottoming.

FUND PERFORMANCE

Amid an exceptionally difficult environment, the John Hancock Global Fund's Class A, Class B and Class C shares posted total returns of 7.65%, 7.36% and 7.36%, respectively, at net asset value for the six months ended April 30, 2002. This compares with the 5.57% return of the average global fund, according to Lipper, Inc.1 and the 4.69% gain of the benchmark MSCI All Country World Free Index during the same period. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for historical performance information.

"...positive stock selection
 in the commercial/indus-
 trial services, energy
 and consumer
 services sectors."

After a challenging period spanning more than 18 months in which stocks that met or exceeded earnings estimates have not been rewarded, our investment style centered on sustainable change and timeliness of investment once again found favor among investors. As a result, the Fund was able to generate not only a positive absolute return, but also relative outperformance compared with its benchmarks.

STRONG STOCK SELECTION BOOSTS RESULTS

The Fund's relative outperformance was driven largely by positive stock selection in the commercial/industrial services, energy and consumer services sectors. For example, commercial/industrial services stocks were down 10.95% in the benchmark, but the portfolio's holdings in this group climbed 10.87%. Cendant, a provider of travel, real-estate and direct-marketing-related services, was a key holding for the Fund in this group and gained nearly 40% during the six months ended April 30, 2002.

[Table at top left-hand side of page entitled "Top five sectors." The first listing is Electronics 16%, the second is Oil & Gas 8%, the third Medical 7%, the fourth Computers 6%, and the fifth Retail 6%.]

The energy sector surged as a result of accelerating demand driven by an improving global economy and supply concerns raised by violence in the Middle East. In particular, contract drilling and oilfield service stocks posted strong gains during the reporting period.

In the consumer services area, MGM Mirage, a gaming and hotel company, rocketed after the company handily beat Wall Street's earnings estimates. The Fund's holdings in the leisure/gaming industry, which also included Royal Caribbean Cruises, gained 71.21% during the six months ended April 30.

[Bar chart at middle of page with heading "Top countries As a percentage of net assets on 4-30-02." The chart is divided into five sections:
United States 52%, United Kingdom 10%, Japan 8%, France 7% and Canada
3%.]

On a country-by-country basis, stock selection in the United States, France and the Netherlands boosted performance, as did overweighted holdings relative to the benchmark in South Korea, France and Taiwan. South Korea and Taiwan advanced in large part due to a worldwide pickup in demand for technology- oriented consumer products such as DVD players, video games and wireless handsets that stimulated the semiconductor manufacturing and semiconductor equipment industries.

Top-performing stocks during the period included Samsung Electronics, a South Korean manufacturer of semiconductors, wireless handsets and liquid crystal display (LCD) screens; and United Microelectronics Corp., a semiconductor foundry headquartered in Taiwan.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is MGM Mirage followed by an up arrow with the phrase "Demographics driving demand for leisure services." The second listing is Micron Technology followed by a down arrow with the phrase "Failed merger, slumping prices and intensifying competition hit bottom line." The third listing is Samsung Electronics followed by an up arrow with the phrase "Accelerating semiconductor demand and rising market share for liquid crystal display (LCD) screens."]

OUTLOOK

Our outlook for global equities remains cautiously optimistic. Interest rates remain low. Better economic data from the U.S., Japan and many Eurozone nations continue to point to economic recovery. As economic activity accelerates, so, too, should corporate profits, which we believe have bottomed.

"As economic activity
 accelerates, so, too, should
 corporate profits, which we
 believe have bottomed."

We are also encouraged by investors' willingness to once again reward those companies exceeding earnings estimates. This has not been the case over the past 18 months. As a result, our style has suffered. As investors gain confidence in the sustainability of the recoveries in economic and earnings growth, our style should come back into favor once more as strong growth is translated into share price appreciation.

However, concerns over earnings, accounting irregularities, rising energy prices and Middle East violence have dampened investor sentiment. Until a clear direction is established, the market's recent volatility may continue.

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
April 30, 2002

The index used for
comparison is the
Morgan Stanley
Capital International
(MSCI) All Country
World Free Index, an
unmanaged index used
to measure the
performance of both
developed and
emerging non-U.S.
stock markets. The
index represents stocks
that are freely traded
on equity exchanges
around the world.

It is not possible to
invest in an index.

                               Class A      Class B      Class C       Index
Inception date                  1-3-92       9-2-86       3-1-99          --

Average annual returns with maximum sales charge (POP)
One year                       -26.48%      -28.82%      -26.56%      -12.56%
Five years                      -5.73%       -6.19%          --         3.83%
Ten years                        1.85%        1.46%          --         8.56%
Since inception                    --           --       -15.07%          --

Cumulative total returns with maximum sales charge (POP)
Six months                       2.22%        2.36%        5.30%        4.69%
One year                       -26.48%      -28.82%      -26.56%      -12.56%
Five years                     -25.56%      -27.35%          --        20.65%
Ten years                       20.15%       15.62%          --       127.41%
Since inception                    --           --       -40.36%          --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Morgan Stanley Capital International (MSCI) All Country World Free Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Index and is equal to $22,741 as of April 30, 2002. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Global Fund, before sales charge, and is equal to $12,644 as of April 30, 2002. The third line represents the same hypothetical $10,000 investment made in the John Hancock Global Fund, after sales charge, and is equal to $12,015 as of April 30, 2002.

                                    Class B 1    Class C 1
Period beginning                    4-30-92       3-1-99
Without sales charge                $11,562       $6,024
With maximum sales charge                --       $5,964
Index                               $22,741       $9,014

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of April 30, 2002. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
April 30, 2002
(unaudited)

This schedule is divided into four main categories: common stocks, preferred stocks, warrants and short-term investments. Common stocks, preferred stocks and warrants are further broken down by country. Short-term investments, which represent the Fund's cash position, are listed last.


SHARES    ISSUER                                                                             VALUE
COMMON STOCKS 91.84%                                                                   $62,511,074
(Cost $58,683,350)

Australia 0.96%                                                                           $653,539
 92,700   Woolworths Ltd. (Retail)                                                         653,539

Brazil 1.16%                                                                               792,040
 20,600   Companhia Siderurgica Nacional SA American
          Depositary Receipts (ADR) (Steel)                                                405,820
 15,700   Petroleo Brasileiro SA (ADR) (Oil & Gas)                                         386,220

Canada 3.27%                                                                             2,226,865
 10,400   Alcan, Inc. (Metal)                                                              380,952
 25,400   Fairmont Hotels & Resorts, Inc. (Leisure)                                        723,900
 18,600   Molson, Inc. (A Shares) (Beverages)                                              426,578
 35,500   WestJet Airlines Ltd.* (Transport)                                               695,435

Finland 0.85%                                                                              577,225
  5,500   Nokia Oyj (Telecommunications)                                                    89,007
 38,400   Stora Enso Oyj (Paper & Paper Products)                                          488,218

France 6.62%                                                                             4,503,494
 75,400   Arcelor SA* (Steel)                                                            1,039,485
 26,100   Axa SA (Insurance)                                                               553,843
 14,000   BNP Paribas SA (Banks -- Foreign)                                                731,663
  4,400   Business Objects SA* (ADR) (Computers)                                           148,148
  8,800   Dassault Systemes SA (Computers)                                                 395,199
 47,800   European Aeronautic Defence & Space Co. (Aerospace)                              715,837
 58,200   Havas Advertising SA (Advertising)                                               435,268
 17,000   Television Francaise 1 SA (Media)                                                484,051

Germany 0.77%                                                                              525,595
  3,900   E.On AG (Diversified Operations)                                                 201,888
  2,500   SAP AG (Computers)                                                               323,707

Ireland 0.93%                                                                              632,330
 54,400   Bank of Ireland (Banks -- Foreign)                                               632,330

Italy 2.70%                                                                              1,839,178
 35,700   ENI SpA (Oil & Gas)                                                              548,464
 20,200   Luxottica Group SpA (ADR) (Medical)                                              406,020
 39,393   Riunione Adriatica di Sicurta SpA (Insurance)                                    511,136
 80,500   UniCredito Italiano SpA (Banks -- Foreign)                                       373,558

Japan 8.03%                                                                              5,464,043
  9,000   Canon, Inc. (Office)                                                             344,860
  9,000   Eisai Co., Ltd. (Medical)                                                        231,308
 13,600   Fanuc Ltd. (Electronics)                                                         754,143
134,000   Nissan Motor Co., Ltd. (Automobile / Trucks)                                   1,031,090
 23,100   Shin-Etsu Chemical Co., Ltd. (Chemicals)                                         951,706
  5,100   SMC Corp. (Machinery)                                                            610,888
 13,700   Sony Corp. (ADR) (Electronics)                                                   742,540
 10,000   Takeda Chemical Industries, Ltd. (Medical)                                       437,695
  5,000   Tokyo Electron Ltd. (Electronics)                                                359,813

Mexico 0.44%                                                                               296,535
 15,900   America Movil SA de CV (ADR) (Telecommunications)                                296,535

Netherlands 1.12%                                                                          760,783
 17,800   ASML Holding NV* (NY Reg. Shares) (Electronics)                                  397,474
 16,000   ASML Holding NV* (Electronics)                                                   363,309

Norway 0.87%                                                                               594,297
 54,300   Frontline Ltd. (Transport)                                                       594,297

Russia 0.27%                                                                               184,155
  9,700   OAO Surgutneftegaz (ADR) (Oil & Gas)                                             184,155

Singapore 1.53%                                                                          1,044,027
 39,800   Flextronics International Ltd.* (Electronics)                                    551,230
 62,000   United Overseas Bank Ltd. (Banks -- Foreign)                                     492,797

South Korea 0.88%                                                                          599,250
  2,030   Samsung Electronics Co., Ltd. (Electronics)                                      599,250

Spain 0.99%                                                                                673,268
  9,100   Acciona SA (Building)                                                            340,615
 28,530   Banco Bilbao Vizcaya Argentaria SA (Banks -- Foreign)                            332,653

Switzerland 1.92%                                                                        1,304,149
 24,700   Converium Holding AG* (ADR) (Insurance)                                          676,780
 17,600   Credit Suisse Group (Banks -- Foreign)                                           627,369

United Kingdom 6.05%                                                                     4,119,219
 58,600   BP Plc (Oil & Gas)                                                               500,004
 30,000   British Sky Broadcasting Group Plc* (Media)                                      335,106
208,300   Centrica Plc (Utilities)                                                         642,779
 31,600   Exel Plc (Transport)                                                             402,483
 10,100   GUS Plc (Retail)                                                                  91,624
 35,133   Marks & Spencer Group Plc (Retail)                                               202,877
 26,000   Royal Bank of Scotland Group Plc (Banks -- Foreign)                              745,672
139,300   Tesco Plc (Retail)                                                               531,358
 62,900   WPP Group Plc (Advertising)                                                      667,316

United States 52.48%                                                                    35,721,082
 30,300   American Express Co. (Finance)                                                 1,242,603
 10,800   AmerisourceBergen Corp. (Medical)                                                837,000
 11,200   Amgen, Inc.* (Medical)                                                           592,256
 26,700   Anheuser-Busch Cos., Inc. (Beverages)                                          1,415,100
 10,900   Anthem, Inc.* (Medical)                                                          743,380
  7,500   AutoZone, Inc.* (Retail)                                                         570,000
 15,100   Bank of America Corp. (Banks -- United States)                                 1,094,448
 11,800   BJ Services Co.* (Oil & Gas)                                                     433,532
 24,900   Brocade Communications Systems, Inc.* (Computers)                                637,191
 68,600   Cendant Corp.* (Diversified Operations)                                        1,234,114
 40,900   Cisco Systems, Inc.* (Computers)                                                 599,185
 13,700   Citigroup, Inc. (Finance)                                                        593,210
 21,300   Clear Channel Communications, Inc.* (Media)                                    1,000,035
 12,500   Coca-Cola Co. (The) (Beverages)                                                  693,875
 14,400   Cummins, Inc. (Automobile / Trucks)                                              612,720
 27,200   Dell Computer Corp.* (Computers)                                                 716,448
 36,200   Delphi Corp. (Automobile / Trucks)                                               562,910
 22,200   Disney (Walt) Co. (The) (Media)                                                  514,596
 14,100   FedEx Corp.* (Transport)                                                         728,547
  9,700   General Electric Co. (Electronics)                                               306,035
 26,800   Georgia-Pacific Corp. (Building)                                                 776,664
 11,500   Gilead Sciences, Inc.* (Medical)                                                 357,880
 27,100   GlobalSantaFe Corp. (Oil & Gas)                                                  950,939
  6,400   IDEC Pharmaceuticals Corp.* (Medical)                                            351,680
 21,100   Intel Corp. (Electronics)                                                        603,671
 19,600   J.P. Morgan Chase & Co. (Finance)                                                687,960
  6,200   Johnson & Johnson (Medical)                                                      395,932
 14,400   Jones Apparel Group, Inc.* (Textile)                                             560,880
 20,200   KLA-Tencor Corp.* (Electronics)                                                1,191,194
 13,400   Manpower, Inc. (Business Services -- Misc.)                                      539,350
 32,200   MGM Mirage, Inc.* (Leisure)                                                    1,292,830
 13,500   Michaels Stores, Inc.* (Retail)                                                  546,075
 17,300   Micron Technology, Inc.* (Electronics)                                           410,010
 12,900   Microsoft Corp.* (Computers)                                                     674,154
 20,100   Nabors Industries, Inc.* (Oil & Gas)                                             915,555
  9,800   Neiman Marcus Group, Inc (The) (Retail)                                          358,778
 19,200   NIKE, Inc. (Class B) (Shoes & Related Apparel)                                 1,023,936
 20,000   Noble Drilling Corp.* (Oil & Gas)                                                867,000
  6,800   Northrop Grumman Corp. (Aerospace)                                               820,488
  6,600   Patterson-UTI Energy, Inc.* (Oil & Gas)                                          211,200
 18,000   Raytheon Co. (Aerospace)                                                         761,400
 37,100   Royal Caribbean Cruises Ltd. (Leisure)                                           875,189
 35,300   Teradyne, Inc.* (Electronics)                                                  1,163,135
 16,600   Texas Instruments, Inc. (Electronics)                                            513,438
 31,900   Travelers Property Casualty Corp. (Class A)* (Insurance)                         593,021
 28,800   Wachovia Corp. (Banks -- United States)                                        1,095,552
 20,200   Wal-Mart Stores, Inc. (Retail)                                                 1,128,372
 12,200   Weatherford International, Inc.* (Oil & Gas)                                     608,414
  5,600   Wyeth (Medical)                                                                  319,200

PREFERRED STOCKS 0.91%                                                                    $617,658
(Cost $567,914)

South Korea 0.91%
  4,120   Samsung Electronics Co., Ltd. (Electronics)                                      617,658

WARRANTS 4.07%                                                                          $2,768,039
(Cost $2,540,709)

Germany 0.00%                                                                                1,849
     38   Muenchener Rueckversicherungs-Gesellschaft AG* (Insurance)                         1,849

United Kingdom 4.07%                                                                     2,766,190
  5,500   Infosys Technology Ltd.* (Computers)                                             414,700
 62,138   Satyam Computer Services Ltd.* (Computers)                                       333,060
260,000   Taiwan Semiconductor Manufacturing Co., Ltd.* (Electronics)                      655,200

891,000   United Microelectronics Corp.* (Electronics)                                   1,363,230


                                                          INTEREST       PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                            RATE  (000s OMITTED)           VALUE
SHORT-TERM INVESTMENTS 1.34%                                                              $915,000
(Cost $915,000)

Joint Repurchase Agreement 1.34%
Investment in a joint repurchase agreement transaction
with Barclays Capital, Inc. -- Dated 04-30-02,
due 05-01-02 (Secured by U.S. Treasury Inflation
Indexed Notes 3.875% due 01-15-09 and
3.500% due 01-15-11)                                          1.88%           $915         915,000

TOTAL INVESTMENTS 98.16%                                                               $66,811,771

OTHER ASSETS AND LIABILITIES, NET 1.84%                                                 $1,250,375

TOTAL NET ASSETS 100.00%                                                               $68,062,146

* Non-income producing security.

  The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



PORTFOLIO
CONCENTRATION

April 30, 2002
(unaudited)

The concentration
of the Fund's
investments can
be aggregated by
various industry
groups. This table
shows the per-
centages of the
Fund's
investments
assigned to the
various invest-
ment categories.

                                         VALUE OF SECURITIES
                                           AS A PERCENTAGE
INVESTMENT CATEGORIES                        OF NET ASSETS
Advertising                                           1.62%
Aerospace                                             3.38
Automobiles / Trucks                                  3.24
Banks -- Foreign                                      5.78
Banks -- United States                                3.22
Beverages                                             3.73
Building                                              1.64
Business Services -- Misc.                            0.79
Chemicals                                             1.40
Computers                                             6.23
Diversified Operations                                2.11
Electronics                                          15.56
Finance                                               3.71
Insurance                                             3.43
Leisure                                               4.25
Machinery                                             0.90
Media                                                 3.43
Medical                                               6.86
Metal                                                 0.56
Office                                                0.51
Oil & Gas                                             8.24
Paper & Paper Products                                0.72
Retail                                                6.00
Shoes & Related Apparel                               1.50
Steel                                                 2.12
Telecommunications                                    0.57
Textile                                               0.82
Transport                                             3.56
Utilities                                             0.94
Short-term investments                                1.34

Total investments                                    98.16%

See notes to
financial statements.



ASSETS AND
LIABILITIES

April 30, 2002
(unaudited)

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $62,706,973)                           $66,811,771
Cash                                                                      215
Foreign cash at value (cost $21,212)                                   21,255
Receivable for investments sold                                     1,598,870
Receivable for shares sold                                                324
Receivable for forward foreign currency exchange contracts              3,617
Dividends and interest receivable                                     152,327
Other assets                                                           11,411

Total assets                                                       68,599,790

LIABILITIES
Payable for investments purchased                                     203,072
Payable for shares repurchased                                         80,139
Payable for forward foreign currency exchange contracts                55,685
Payable to affiliates                                                  88,369
Other payables and accrued expenses                                   110,379

Total liabilities                                                     537,644

NET ASSETS
Capital paid-in                                                   106,088,430
Accumulated net realized loss on investments
  and foreign currency transactions                               (41,374,344)
Net unrealized appreciation of investments
  and translation of assets and liabilities
  in foreign currencies                                             4,050,889
Accumulated net investment loss                                      (702,829)

Net assets                                                        $68,062,146

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($51,365,484 [DIV] 6,188,941 shares)                            $8.30
Class B ($15,783,012 [DIV] 2,122,202 shares)                            $7.44
Class C ($913,650 [DIV] 122,856 shares)                                 $7.44

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($8.30 [DIV] 95%)                                             $8.74
Class C ($7.44 [DIV] 99%)                                               $7.52

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the period ended
April 30, 2002
(unaudited) 1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also shows
net gains (losses)
for the period
stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $22,448)              $277,100
Interest                                                                7,491
Securities lending income                                               2,011

Total investment income                                               286,602

EXPENSES
Investment management fee                                             321,732
Class A distribution and service fee                                   79,605
Class B distribution and service fee                                   87,867
Class C distribution and service fee                                    4,262
Transfer agent fee                                                    266,091
Custodian fee                                                          66,393
Registration and filing fee                                            27,610
Auditing fee                                                           18,298
Printing                                                               10,184
Accounting and legal services fee                                       7,568
Trustees' fee                                                           2,238
Miscellaneous                                                           1,542
Legal fee                                                                 544

Total expenses                                                        893,934

Net investment loss                                                  (607,332)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on
Investments                                                          (713,602)
Foreign currency transactions                                         124,184
Change in net unrealized appreciation (depreciation) of
Investments                                                         6,698,680
Translation of assets and liabilities in foreign currencies          (141,852)

Net realized and unrealized gain                                    5,967,410

Increase in net assets from operations                             $5,360,078

1 Semiannual period from 11-1-01 through 4-30-02.

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses, distri-
butions paid to
shareholders, if
any, and any
increase or
decrease in
money share-
holders invested
in the Fund.


                                                      YEAR           PERIOD
                                                     ENDED            ENDED
                                                  10-31-01          4-30-02 1
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment loss                            ($1,267,414)       ($607,332)
Net realized loss                              (39,616,088)        (589,418)
Change in net unrealized appreciation
  (depreciation)                               (18,859,248)       6,556,828

Increase (decrease) in net assets
  resulting from operations                    (59,742,750)       5,360,078

From fund share transactions                   (18,013,598)      (6,787,907)

NET ASSETS
Beginning of period                            147,246,323       69,489,975

End of period 2                                $69,489,975      $68,062,146

1 Semiannual period from 11-1-01 through 4-30-02. Unaudited.

2 Includes accumulated net investment loss of $95,497 and $702,829, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                          10-31-97    10-31-98    10-31-99    10-31-00    10-31-01     4-30-02 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $12.97      $12.94      $13.46      $15.24      $13.64       $7.71
Net investment loss 2                                    (0.05)      (0.05)      (0.03)      (0.08)      (0.11)      (0.06)
Net realized and unrealized
  gain (loss) on investments                              1.21        1.53        2.67       (0.91)      (5.82)       0.65
Total from investment
  operations                                              1.16        1.48        2.64       (0.99)      (5.93)       0.59
Less distributions
From net realized gain                                   (1.19)      (0.96)      (0.86)      (0.61)         --          --
Net asset value,
  end of period                                         $12.94      $13.46      $15.24      $13.64       $7.71       $8.30
Total return 3 (%)                                        9.36       11.88       20.90       (6.90)     (43.48)       7.65 4

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                            $92        $121        $128        $105         $51         $51
Ratio of expenses
  to average net assets (%)                               1.81        1.82        1.78        1.87        2.14        2.32 5
Ratio of net investment loss
  to average net assets (%)                              (0.36)      (0.33)      (0.23)      (0.52)      (1.01)      (1.52) 5
Portfolio turnover (%)                                      81         160         176         182         297         145

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                          10-31-97    10-31-98    10-31-99    10-31-00    10-31-01     4-30-02 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $12.54      $12.39      $12.76      $14.30      $12.67       $6.93
Net investment loss 2                                    (0.14)      (0.13)      (0.11)      (0.18)      (0.17)      (0.08)
Net realized and unrealized
  gain (loss) on investments                              1.18        1.46        2.51       (0.84)      (5.57)       0.59
Total from investment
  operations                                              1.04        1.33        2.40       (1.02)      (5.74)       0.51
Less distributions
From net realized gain                                   (1.19)      (0.96)      (0.86)      (0.61)         --          --
Net asset value,
  end of period                                         $12.39      $12.76      $14.30      $12.67       $6.93       $7.44
Total return 3 (%)                                        8.67       11.15       20.12       (7.60)     (45.30)       7.36 4

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                            $28         $55         $54         $41         $17         $16
Ratio of expenses
  to average net assets (%)                               2.49        2.46        2.37        2.57        2.84        3.02 5
Ratio of net investment loss
  to average net assets (%)                              (1.04)      (0.97)      (0.82)      (1.25)      (1.72)      (2.22) 5
Portfolio turnover (%)                                      81         160         176         182         297         145

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                          10-31-99 6  10-31-00    10-31-01     4-30-02 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $12.88      $14.30      $12.67       $6.93
Net investment loss 2                                    (0.10)      (0.15)      (0.17)      (0.08)
Net realized and unrealized
  gain (loss) on investments                              1.52       (0.87)      (5.57)       0.59
Total from investment
  operations                                              1.42       (1.02)      (5.74)       0.51
Less distributions
From net realized gain                                      --       (0.61)         --          --
Net asset value,
  end of period                                         $14.30      $12.67       $6.93       $7.44
Total return 3 (%)                                       11.02 4     (7.60)     (45.30)       7.36 4

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             -- 7        $1          $1          $1
Ratio of expenses
  to average net assets (%)                               2.48 5      2.57        2.84        3.02 5
Ratio of net investment loss
  to average net assets (%)                              (1.01) 5    (1.06)      (1.72)      (2.22) 5
Portfolio turnover (%)                                     176         182         297         145

1 Semiannual period from 11-1-01 through 4-30-02. Unaudited.

2 Based on the average of the shares outstanding at the end of each month.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Not annualized.

5 Annualized.

6 Class C shares began operations on 3-1-99.

7 Less than $500,000.

See notes to
financial statements.



NOTES TO
STATEMENTS

Unaudited

NOTE A
Accounting policies

John Hancock Global Fund (the "Fund") is a diversified series of John Hancock Investment Trust III, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve long-term growth of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign currency translation" below.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $475 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended April 30, 2002.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. There were no securities loaned on April 30, 2002.

Forward foreign currency exchange contracts

The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency exchange contract is closed out. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's statement of assets and liabilities.

The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

The Fund had the following open forward foreign currency exchange contracts on April 30, 2002:

                  PRINCIPAL AMOUNT        EXPIRATION     UNREALIZED
CURRENCY          COVERED BY CONTRACT     MONTH        APPRECIATION

SELLS
Japanese Yen      349,004,373             MAY 02            $52,068


Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $39,619,964 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The entire amount of the loss carryforward expires October 31, 2009.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.


NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.90% of the first $100,000,000 of the Fund's average daily net asset value, (b) 0.80% of the next $200,000,000, (c) 0.75% of the next
$200,000,000 and (d) 0.625% of the Fund's average daily net asset value in excess of $500,000,000. The Adviser has a subadvisory agreement with Nicholas-Applegate Capital Management LP. The Fund is not responsible for the payment of the subadvisory fees.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the period ended April 30, 2002, JH Funds received net up-front sales charges of $25,480 with regard to sales of Class A shares. Of this amount, $3,165 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $11,068 was paid as sales commissions to unrelated broker-dealers and $11,247 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the period ended April 30, 2002, JH Funds received net up-front sales charges of $2,593 with regard to sales of Class C shares. Of this amount, $2,564 was paid as sales commissions to unrelated broker-dealers and $29 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. During the period ended April 30, 2002, CDSCs received by JH Funds amounted to $16,080 for Class B shares and $554 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays a monthly transfer agent fee based on the number of shareholder accounts, plus certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of shares sold and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                         YEAR ENDED 10-31-01            PERIOD ENDED 4-30-02 1
                     SHARES           AMOUNT         SHARES           AMOUNT
CLASS A SHARES
Sold              5,676,327      $64,226,203        956,596       $7,939,049
Repurchased      (6,714,603)     (75,224,956)    (1,443,669)     (12,047,646)
Net decrease     (1,038,276)    ($10,998,753)      (487,073)     ($4,108,597)

CLASS B SHARES
Sold                332,513       $3,269,531        164,930       $1,230,126
Repurchased      (1,062,282)     (10,421,533)      (544,650)      (4,074,570)
Net decrease       (729,769)     ($7,152,002)      (379,720)     ($2,844,444)

CLASS C SHARES
Sold              2,604,419      $27,476,042         38,096         $283,445
Repurchased      (2,590,045)     (27,338,885)       (15,852)        (118,311)
Net increase         14,374         $137,157         22,244         $165,134

NET DECREASE     (1,753,671)    ($18,013,598)      (844,549)     ($6,787,907)

1 Semiannual period from 11-1-01 through 4-30-02. Unaudited.


NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended April 30, 2002, aggregated $101,082,389 and $109,642,383, respectively.

The cost of investments owned at April 30, 2002, including short-term investments, for federal income tax purposes was $62,743,696. Gross unrealized appreciation and depreciation of investments aggregated $6,235,714 and $2,167,639, respectively, resulting in net unrealized appreciation of $4,068,075. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on wash sales.



FOR YOUR
INFORMATION

TRUSTEES
Dennis S. Aronowitz
Richard P. Chapman, Jr.
William J. Cosgrove
John M. DeCiccio
Richard A. Farrell*
Maureen R. Ford
Gail D. Fosler*
William F. Glavin
Dr. John A. Moore*
Patti McGill Peterson
John W. Pratt
*Members of the Audit Committee

OFFICERS
Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

SUBADVISER
Nicholas-Applegate Capital
Management LP
600 West Broadway
San Diego, California 92101

PRINCIPAL DISTRIBUTOR
John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803


HOW TO
CONTACT US

On the Internet                      www.jhfunds.com

By regular mail                      John Hancock Signature Services, Inc.
                                     1 John Hancock Way, Suite 1000
                                     Boston, MA 02217-1000

By express mail                      John Hancock Signature Services, Inc.
                                     Attn: Mutual Fund Image Operations
                                     529 Main Street
                                     Charlestown, MA 02129

Customer service representatives     1-800-225-5291

24-hour automated information        1-800-338-8080

TDD line                             1-800-554-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Global Fund.

030SA  4/02
       6/02






--------------------------------------------------------------------------------


                                  John Hancock

                                  Large Cap
                                  Growth
                                  FUND
------
SEMI
ANNUAL
REPORT
------

4.30.02

                       Sign up for electronic delivery at
                       www.jhancock.com/funds/edelivery



[LOGO]     John Hancock
        ------------------
        JOHN HANCOCK FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]
--------------------------------------------------------------------------------

Table of contents
-----------------------
Your fund at a glance
page 1
-----------------------
Managers' report
page 2
-----------------------
A look at performance
page 6
-----------------------
Growth of $10,000
page 7
-----------------------
Fund's investments
page 8
-----------------------
Financial statements
page 11
-----------------------
For your information
page 25
-----------------------

Dear Fellow Shareholders,

The stock market has done nothing to soothe weary investors in 2002. After two years of losses, the stock market remains bogged down again so far this year. Although the economy appears to be emerging from recession, there are real questions about the strength of the recovery and the prospects for corporate earnings. With added pressures resulting from corporate bankruptcies, accounting questions and Middle East tensions, investors have been slow to shed their skeptical mindset. As a result, the major indexes were either flat or down year to date through April 30, 2002, with the Dow Jones Industrial Average returning -0.15% and the Standard & Poor's 500 Index returning -5.80%. Reflecting the technology and telecommunications sectors' continued woes, the tech-heavy Nasdaq Composite Index was down 13.44% in the first four months.

In this turbulent environment, there have been definite winners and losers. Small-cap and midsize companies have done far better than large caps, and even after a two-year run, value stocks have continued to trump growth. Bonds, which outpaced stocks in the last two years, continued to beat the broader stock market, led by corporate bonds.

The stock market's disappointing performance has certainly put investors' long-term investment perspective to the test. But we urge you to stay the course and stick to the investment plan that you have crafted with your investment professional to meet your financial goals. The most important element involves being well diversified. We believe it is the best way to better withstand the market's short-term swings - from both an investment and an emotional perspective. If your investments are spread broadly among different asset classes - stocks, bonds and cash - and various types of each, you stand a better chance of having at least one part of your portfolio doing well at any given moment.

Although being diversified might not prevent you from suffering losses in tough market conditions, it could help mitigate the decline. And you'll be more ready to capture the returns of a group as it comes back into favor. With the economy poised for growth, that could happen sooner rather than later.

Sincerely,

/s/Maureen R. Ford
------------------
Maureen R. Ford,
Chairman and Chief Executive Officer

-----------
YOUR FUND
AT A GLANCE
-----------

Over the last six months

The Fund seeks long-term capital appreciation through invest- ments in large-capitalization companies with above-average projected earnings growth.

[] As economic growth rebounded in the first quarter of 2002, consumer spending remained strong, but corporate spending was weak.

[] Large-cap growth stocks suffered from having complex business structures and global exposure.

[] The Fund boosted its stake in industrials, but pared back on technology.

--------------------------------------------------------------------------------
[Bar chart with heading "John Hancock Large Cap Growth Fund". Under the heading is a note that reads "Fund performance for the six months ended April 30, 2002." The chart is scaled in increments of 1% with -2% at the bottom and 0% at the top. The first bar represents the -0.29% total return for Class A. The second bar represents the -0.62% total return for Class B. The third bar represents the -0.62% total return for Class C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]
--------------------------------------------------------------------------------

Top 10 holdings

3.4% Wal-Mart Stores
3.0% Pfizer
2.9% WellPoint Health Networks
2.9% Baxter International
2.7% American Express
2.7% iShares Goldman Sachs Networking Index Fund
2.7% Honeywell International
2.6% Microsoft
2.4% Citigroup
2.4% Quest Diagnostics

As a percentage of net assets on April 30, 2002.

By Paul J. Berlinguet and Robert J. Uek, CFA, Portfolio Managers

John Hancock
Large Cap Growth
Fund

---------
MANAGERS'
REPORT
---------

The stock market lacked direction for the six months ended April 30, 2002. Stocks posted strong gains in the fourth quarter of 2001, moving up in anticipation of an economic recovery. Despite healthy economic growth, low interest rates and decent corporate earnings in the new year, the market pulled back early in the first quarter. Stock prices remained unsettled amid concerns about rising oil prices, the turmoil in the Middle East, closer accounting scrutiny and weak capital spending.

Investors looked for safety, favoring stable companies with simple businesses. Growth stocks lagged economically sensitive value stocks. Technology stocks declined, and consumer-driven industries rallied. Large-cap stocks with their more complex, global businesses trailed smaller-cap names with easy-to-understand businesses and a domestic focus. The Russell Top 200 Growth Index returned a disappointing -3.99% during the six-month period.

"Growth stocks lagged economically sensitive value stocks."

PERFORMANCE IMPROVES

John Hancock Large Cap Growth Fund maintained its broad industry diversification, disciplined approach to buying and selling, and focus on companies with predictable earnings growth. The Fund's Class A, Class B and Class C shares returned -0.29%, -0.62% and -0.62%, respectively, at net asset value for the six-month period. These returns were in line with the average large-cap growth fund, which returned -0.87% during the same time, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's if you were not invested in the Fund for the entire period and did not reinvest all distributions. Longer-term performance information can be found on pages six and seven.

--------------------------------------------------------------------------------
[Photos' of Paul Berlinguet and Robert Uek flush right next to first paragraph.]
--------------------------------------------------------------------------------

INDUSTRIALS AND CONSUMER DISCRETIONARY

Strong stock selection across a numbers of sectors helped performance. In particular, industrials did well as we began to see signs of a recovery in the new year. Most of these companies survived the recession that began for them in 1998 by paring back expenses and improving productivity. Their lean structures should help boost operating margins in an improving economy. Among our top performers were Honeywell International, which benefited from a recent management change, and Boeing, which we sold after it reached our price target. In its place, we bought 3M, a diversified industrial with great products and a new management team focused on boosting internal efficiencies.

The Fund also benefited from an above-average stake in companies that depend on strong consumer spending. Wal-Mart Stores, the biggest retailer and fastest-growing grocer in the United States, did well, thanks to strong execution and international expansion. As people took advantage of low interest rates to make home improvements, Lowe's and Home Depot saw substantial gains, causing us to trim our stakes in both. We added to media names that should benefit as advertising spending recovers. We also bought Hilton Hotels on the expectation that the hotel industry will benefit from tight capacity, easy earnings comparisons and the potential for improved pricing.

"Strong stock selection across a number of sectors helped performance."

HEALTH CARE, FINANCIALS

About 23% of the Fund's assets were in health care, where we focused on health services and medical products companies with predictable earnings growth. Among our top performers were WellPoint Health Networks, a California-based HMO, and Quest Diagnostics, a lab testing company. Both are well-run companies benefiting from improved pricing. Another solid gainer

--------------------------------------------------------------------------------
[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Medical 23%, the second is Finance 10%, the third Retail 9%, the fourth Electronics 8%, and the fifth Diversified Operations 8%.]
--------------------------------------------------------------------------------

was Baxter International, a medical products company with strong profits and distribution, as well as experienced management.

We downplayed drug companies, most of which are struggling as their patents expire, generic competition increases and the approval process for new drugs takes longer. Even Pfizer, which has the strongest patent portfolio in the industry, consistently strong earnings and an attractive valuation, suffered as investors shunned the group.

--------------------------------------------------------------------------------
[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 4-30-02." The chart is divided into two sections (from top to left): Common stocks 97%, and Short-term investments & other 3%.]
--------------------------------------------------------------------------------

In the financial sector, we leaned toward stocks that would benefit from a growing economy. Some of our biggest gains came from American Express, which we bought last year when its travel, credit card and financial services operations were all under pressure. Prospects for all three businesses improved as economic growth picked up and the company restructured. We also benefited from owning MBNA, a credit card company. Other well-run financial services companies, such as Citigroup and Goldman Sachs, turned in disappointing results, held back in part by weak merger and acquisition activity.

TECHNOLOGY CONTINUES TO SLIDE

The biggest detractor to performance was our stake in tech stocks. Unfortunately, most technology stocks continued to

--------------------------------------------------------------------------------
[Table at top of page entitled "SCORECARD". The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Lowe's followed by an up arrow with the phrase "Strong consumer spending, low interest rates." The second listing is Citigroup followed by a sideways arrow with the phrase "Stalled merger and acquisition activity industry-wide." The third listing is Sprint PCS followed by a down arrow with the phrase "Slower growth rates in wireless industry, high debt."]
--------------------------------------------------------------------------------

decline as corporate spending remained weak and stock prices were fairly expensive. An exception were semiconductor stocks, such as Texas Instruments and Intel, which did well as demand picked up in anticipation of a recovery. After the fourth quarter rally, we sold weaker performers, including Sun Microsystems, which was hurt by its ties to the faltering telecommunications industry; IBM, which was hurt by accounting concerns; and EMC, which lost its pricing advantage. We avoided most software, networking and telecommunications stocks, which we expect to come back later in the economic cycle. We did own Microsoft, which has set low earnings expectations that look easy to meet or beat.

"Going forward, we expect an improving economy and benign interest rates."

OUTLOOK BRIGHTENS AS ECONOMY IMPROVES

Going forward, we expect an improving economy and benign interest rates. Typically, an improving economy bolsters earnings, which in turn should lead to increased capital spending and higher stock prices. We also believe earnings expectations are at realistic levels, which means there will be fewer disappointments and less volatility in the market going forward.

We're optimistic that large-cap companies can outperform smaller-cap names, benefiting from both tightening accounting standards as well as the potential for a global recovery.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

-----------
A LOOK AT
PERFORMANCE
-----------

For the period ended
April 30, 2002

The index used for comparison is the Russell Top 200 Growth Index, an unmanaged index that measures the performance of the Russell Top 200 companies with higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest in an index.



                                                           Class A         Class B       Class C      Index

Inception date                                            12-24-68         1-3-94        6-1-98         -

------------------------------------------------------------------------------------------------------------
Average annual returns with maximum sales charge (POP)
------------------------------------------------------------------------------------------------------------
One year                                                   -24.62%        -25.13%       -22.69%      -21.18%
Five years                                                  -5.80%         -5.72%            -         3.90%
Ten years                                                    3.26%             -             -        10.22%
Since inception                                                 -           0.55%       -12.70%           -

------------------------------------------------------------------------------------------------------------
Cumulative total returns with maximum sales charge (POP)
------------------------------------------------------------------------------------------------------------
Six months                                                  -5.31%         -5.59%        -2.63%       -3.99%
One year                                                   -24.62%        -25.13%       -22.69%      -21.18%
Five years                                                 -25.84%        -25.50%            -        21.11%
Ten years                                                   37.78%             -             -       164.55%
Since inception                                                 -           4.63%       -41.22%           -


Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6


---------
GROWTH OF
$10,000
---------

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Russell Top 200 Growth Index.

--------------------------------------------------------------------------------
Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Index and is equal to $26,455 as of April
30, 2002. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Large Cap Growth Fund, before sales charge, and is equal to $14,503 as of April 30, 2002. The third line represents the value of the same hypothetical $10,000 investment made in the John Hancock Large
Cap Growth Fund, after sales charge, and is equal to $13,778 as of April 30,
2002.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              Class B1            Class C1
--------------------------------------------------------------------------------
Period beginning                                1-3-94              6-1-98
Without sales charge                           $10,463              $5,938
With maximum sales charge                            -              $5,879
Index                                          $24,447              $8,709

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of April 30, 2002. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.


                                                                               7


FINANCIAL STATEMENTS

-----------
FUND'S
INVESTMENTS
-----------

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

Securities owned by the Fund on April 30, 2002 (unaudited)



SHARES                                                ISSUER                                                      VALUE

-----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS 97.28%                                                                                       $271,375,834
-----------------------------------------------------------------------------------------------------------------------
(Cost $249,808,962)

Advertising  0.51%                                                                                           $1,434,747
46,462                                               Interpublic Group of Cos., Inc. (The)                    1,434,747

Aerospace  2.66%                                                                                              7,427,812
85,000                                               Lockheed Martin Corp.                                    5,346,500
29,661                                               United Technologies Corp.                                2,081,312

Automobiles/Trucks  1.02%                                                                                     2,842,496
177,656                                              Ford Motor Co.                                           2,842,496

Banks - United States  2.42%                                                                                  6,749,930
100,000                                              FleetBoston Financial Corp.                              3,530,000
63,000                                               State Street Corp.                                       3,219,930

Broker Services  1.13%                                                                                        3,150,000
40,000                                               Goldman Sachs Group, Inc. (The)                          3,150,000

Building  0.96%                                                                                               2,669,500
95,000                                               Masco Corp.                                              2,669,500

Business Services - Misc.  0.76%                                                                              2,107,279
56,450                                               Paychex, Inc.                                            2,107,279

Chemicals  1.10%                                                                                              3,073,700
70,000                                               Ecolab, Inc.                                             3,073,700

Computers  7.63%                                                                                             21,282,436
110,000                                              Adobe Systems, Inc.                                      4,395,600
165,000                                              Dell Computer Corp.*                                     4,346,100
65,000                                               First Data Corp.                                         5,166,850
141,100                                              Microsoft Corp.*                                         7,373,886


See notes to
financial statements.

8




SHARES                                                ISSUER                                                      VALUE

Diversified Operations  7.77%                                                                               $21,697,629
59,200                                               eBay, Inc.*                                              3,143,520
145,456                                              General Electric Co.                                     4,589,137
202,382                                              Honeywell International, Inc.                            7,423,372
52,000                                               3M Co.                                                   6,541,600

Electronics  7.93%                                                                                           22,133,088
218,000                                              Applied Materials, Inc.*                                 5,301,760
165,000                                              Intel Corp.                                              4,720,650
120,000                                              Maxim Integrated Products, Inc.*                         5,976,000
346,592                                              Taiwan Semiconductor Manufacturing
                                                      Co. Ltd., American Depositary Receipt (Taiwan)*         6,134,678

Finance  9.77%                                                                                               27,253,761
185,000                                              American Express Co.                                     7,586,850
156,268                                              Citigroup, Inc.                                          6,766,404
350,000                                              iShares Goldman Sachs Networking Index Fund*             7,560,000
150,649                                              MBNA Corp.                                               5,340,507

Household  1.69%                                                                                              4,710,000
150,000                                              Newell Rubbermaid, Inc.                                  4,710,000

Insurance  1.74%                                                                                              4,845,669
40,000                                               Chubb Corp. (The)                                        3,068,000
95,625                                               Travelers Property Casualty Corp. (Class A)*             1,777,669

Leisure  3.60%                                                                                               10,037,568
29,984                                               Harley-Davidson, Inc.                                    1,588,852
170,000                                              Hilton Hotels Corp.                                      2,781,199
274,589                                              Mattel, Inc.                                             5,667,517

Manufacturing  1.28%                                                                                          3,579,000
50,000                                               Danaher Corp.                                            3,579,000

Media  4.08%                                                                                                 11,387,089
345,000                                              AOL Time Warner, Inc.*                                   6,561,900
147,204                                              Disney (Walt) Co. (The)                                  3,412,189
30,000                                               Viacom, Inc. (Class B)*                                  1,413,000

Medical  22.82%                                                                                              63,669,558
110,945                                              Abbott Laboratories                                      5,985,483
100,000                                              Amgen, Inc.*                                             5,288,000
140,000                                              Baxter International, Inc.                               7,966,000
80,017                                               Johnson & Johnson                                        5,109,886
74,776                                               Medtronic, Inc.                                          3,341,739
226,561                                              Pfizer, Inc.                                             8,235,492
71,820                                               Quest Diagnostics, Inc.*                                 6,602,413
45,327                                               St. Jude Medical, Inc. *                                 3,771,660
69,896                                               Tenet Healthcare Corp.*                                  5,128,270
106,464                                              WellPoint Health Networks, Inc.*                         7,993,317
74,514                                               Wyeth                                                    4,247,298

Mortgage Banking  1.69%                                                                                       4,702,886
59,583                                               Fannie Mae                                               4,702,886

Oil & Gas  4.37%                                                                                             12,187,100
105,000                                              BJ Services Co.*                                         3,857,700
120,000                                              Exxon Mobil Corp.                                        4,820,400
100,000                                              GlobalSantaFe Corp.                                      3,509,000


                                                                                                See notes to
                                                                                                financial statements.


                                                                                                                  9




SHARES                                                ISSUER                                                      VALUE

Retail  8.85%                                                                                               $24,681,846
30,000                                               CDW Computer Centers, Inc.*                              1,644,000
40,000                                               Darden Restaurants, Inc.                                 1,596,000
56,559                                               Home Depot, Inc. (The)                                   2,622,641
55,000                                               Kohl's Corp.*                                            4,053,500
120,000                                              Target Corp.                                             5,238,000
170,564                                              Wal-Mart Stores, Inc.                                    9,527,705

Shoes & Related Apparel  1.24%                                                                                3,466,450
65,000                                               Nike, Inc. (Class B)                                     3,466,450

Telecommunications  1.11%                                                                                     3,082,750
275,000                                              Sprint Corp.*                                            3,082,750

Transportation  1.15%                                                                                         3,203,540
62,000                                               FedEx Corp.*                                             3,203,540


                                                                       INTEREST        PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                     RATE           (000S OMITTED)             VALUE

-----------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  10.41%                                                                              $29,031,098
-----------------------------------------------------------------------------------------------------------------------
(Cost $29,031,098)

Joint Repurchase Agreement 4.22%
Investment in a joint repurchase agreement
 transaction with Barclays Capital, Inc. -
 Dated 04-30-02, due 05-01-02 (Secured by
 U.S. Treasury Notes 3.875% due 01-15-09
 and 3.50% due 01-15-11)                                               1.88%          $11,773                11,773,000


                                                                                      NUMBER OF
                                                                                      SHARES

Cash Equivalents  6.19%
AIM Cash Investment Trust**                                                           17,258,098             17,258,098

-----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS  107.69%                                                                                 $300,406,932
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET  (7.69%)                                                                 ($21,444,795)
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS  100.00%                                                                                  $278,962,137
-----------------------------------------------------------------------------------------------------------------------

 * Non-income producing security.

** Represents investment of security lending collateral.

   Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

   The percentage shown for each investment category is the total of that category as a percentage of the net assets of the Fund.


See notes to
financial statements.

10


FINANCIAL STATEMENTS

-----------
ASSETS AND
LIABILITIES
-----------

April 30, 2002 (unaudited)

This Statement of Assets and Liabilities is the Fund's balance sheet. It shows the value of what the Fund owns, is due and owes. You'll also find the net asset value and the maximum offering price per share.

--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investments at value (cost $278,840,060)                            $300,406,932
Cash                                                                         329
Receivable for investments sold                                          802,279
Receivable for shares sold                                                 9,946
Dividends and interest receivable                                         86,584
Other assets                                                              51,074
Total assets                                                         301,357,144

--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payable for investments purchased                                      4,310,947
Payable for shares repurchased                                           238,803
Payable for securities on loan                                        17,258,098
Payable to affiliates                                                    461,970
Other payables and accrued expenses                                      125,189
Total liabilities                                                     22,395,007

--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Capital paid-in                                                      489,141,467
Accumulated net realized loss on investments                        (229,712,734)
Net unrealized appreciation of investments                            21,566,872
Accumulated net investment loss                                       (2,033,468)
Net assets                                                          $278,962,137

--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------
Based on net asset values and shares outstanding
Class A ($198,369,489 / 19,170,047 shares)                                $10.35
Class B ($76,490,551 / 8,003,219 shares)                                   $9.56
Class C ($4,102,097 / 429,447 shares)                                      $9.55

--------------------------------------------------------------------------------
MAXIMUM OFFERING PRICE PER SHARE
--------------------------------------------------------------------------------
Class A1 ($10.35 / 95%)                                                   $10.89
Class C ($9.55 / 99%)                                                      $9.65

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.



                                                           See notes to
                                                           financial statements.


                                                                              11


FINANCIAL STATEMENTS

----------
OPERATIONS
----------

For the period ended April 30, 2002 (unaudited)1

This Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends                                                               $849,904
Interest (including securities lending income of $17,883)                139,421

Total investment income                                                  989,325

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Investment management fee                                              1,153,049
Class A distribution and service fee                                     322,553
Class B distribution and service fee                                     441,820
Class C distribution and service fee                                      20,402
Transfer agent fee                                                       913,955
Custodian fee                                                             37,728
Accounting and legal services fee                                         32,547
Auditing fee                                                              18,425
Printing                                                                  17,044
Miscellaneous                                                             13,505
Trustees' fee                                                             10,541
Registration and filing fee                                                9,624
Legal fee                                                                  2,078

Total expenses                                                         2,993,271

Net investment loss                                                   (2,003,946)

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized loss on investments                                      (8,170,745)
Change in net unrealized appreciation (depreciation)
 of investments                                                       10,305,757

Net realized and unrealized gain                                       2,135,012

Increase in net assets from operations                                  $131,066


1 Semiannual period from 11-1-01 through 4-30-02.


See notes to
financial statements.


12


FINANCIAL STATEMENTS

----------
CHANGES IN
NET ASSETS
----------

This Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, if any, and any increase or decrease in money shareholders invested in the Fund.

                                              YEAR                    PERIOD
                                              ENDED                    ENDED
                                              10-31-01             4-30-02 1

--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
--------------------------------------------------------------------------------

>From operations
Net investment loss                           ($5,160,526)       ($2,003,946)
Net realized loss                            (220,744,987)        (8,170,745)
Change in net unrealized
 appreciation (depreciation)                  (80,445,067)        10,305,757

Increase (decrease) in net assets
 resulting from operations                   (306,350,580)           131,066

Distributions to shareholders
>From net realized gain
Class A                                       (16,145,029)                 -
Class B                                        (9,758,462)                 -
Class C                                          (140,042)                 -
                                              (26,043,533)                 -
>From fund share transactions                  (31,511,001)       (21,040,472)

--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                           663,776,657        299,871,543

End of period2                               $299,871,543       $278,962,137


1 Semiannual period from 11-1-01 through 4-30-02. Unaudited.
2 Includes accumulated net investment loss of $29,522 and $2,033,468, respectively.

                                                           See notes to
                                                           financial statements.


                                                                              13


----------
FINANCIAL
HIGHLIGHTS
----------

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.



PERIOD ENDED                               10-31-97         10-31-98       10-31-99        10-31-00      10-31-01       4-30-02 1

---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
 beginning of period                         $23.28           $24.37         $22.27          $25.04        $20.73          $10.38
Net investment loss2                          (0.12)           (0.11)         (0.17)          (0.23)        (0.13)          (0.06)
Net realized and unrealized
 gain (loss) on investments                    3.49             2.17           5.65           (1.48)        (9.42)           0.03
Total from
 investment operations                         3.37             2.06           5.48           (1.71)        (9.55)          (0.03)
Less distributions
>From net realized gain                        (2.28)           (4.16)         (2.71)          (2.60)        (0.80)              -
Net asset value,
 end of period                               $24.37           $22.27         $25.04          $20.73        $10.38          $10.35
Total return3 (%)                             16.05             9.80          27.58           (8.15)       (47.77)          (0.29)4

---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
 (in millions)                                 $303             $382           $484            $421          $209            $198
Ratio of expenses to
 average net assets (%)                        1.44             1.40           1.35            1.36          1.59            1.74 5
Ratio of net investment
 loss to average
 net assets (%)                               (0.51)           (0.50)         (0.70)          (0.97)        (0.99)          (1.09)5
Portfolio turnover (%)                          133              153 7          183             162           131             122



See notes to
financial statements.


14


----------
FINANCIAL
HIGHLIGHTS
----------

CLASS B SHARES



PERIOD ENDED                               10-31-97         10-31-98       10-31-99        10-31-00      10-31-01       4-30-02 1

---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
 beginning of period                         $22.83           $23.70         $21.38          $23.74        $19.40           $9.62
Net investment loss2                          (0.27)           (0.25)         (0.31)          (0.37)        (0.21)          (0.09)
Net realized and unrealized
 gain (loss) on investments                    3.42             2.09           5.38           (1.37)        (8.77)           0.03
Total from
 investment operations                         3.15             1.84           5.07           (1.74)        (8.98)          (0.06)
Less distributions
>From net realized gain                        (2.28)           (4.16)         (2.71)          (2.60)        (0.80)              -
Net asset value,
 end of period                               $23.70           $21.38         $23.74          $19.40         $9.62           $9.56
Total return3 (%)                             15.33             9.04          26.70           (8.79)       (48.12)          (0.62)4

---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
 (in millions)                                  $36             $217           $312            $239           $88             $76
Ratio of expenses to
 average net assets (%)                        2.13             2.08           2.02            2.05          2.24            2.44 5
Ratio of net investment
 loss to average
 net assets (%)                               (1.20)           (1.16)         (1.37)          (1.66)        (1.65)          (1.79)5
Portfolio turnover (%)                          133              153 7          183             162           131             122


                                                                                                    See notes to
                                                                                                    financial statements.

                                                                                                                    15


----------
FINANCIAL
HIGHLIGHTS
----------

CLASS C SHARES



PERIOD ENDED                               10-31-98 6       10-31-99        10-31-00       10-31-01       4-30-02 1

---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
 beginning of period                         $21.43           $21.37         $23.73          $19.39         $9.61
Net investment loss2                          (0.10)           (0.31)         (0.37)          (0.20)        (0.09)
Net realized and unrealized
 gain (loss) on investments                    0.04             5.38          (1.37)          (8.78)         0.03
Total from
 investment operations                        (0.06)            5.07          (1.74)          (8.98)        (0.06)
Less distributions
>From net realized gain                            -            (2.71)         (2.60)          (0.80)            -
Net asset value,
 end of period                               $21.37           $23.73         $19.39           $9.61         $9.55
Total return3 (%)                             (0.28)4          26.72          (8.80)         (48.15)        (0.62)4

---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
 (in millions)                                   $1               $1             $3              $4            $4
Ratio of expenses to
 average net assets (%)                        2.10 5           2.05           2.06            2.29          2.44 5
Ratio of net investment
 loss to average
 net assets (%)                               (1.14)5          (1.36)         (1.71)          (1.68)        (1.79)5
Portfolio turnover (%)                          153 7            183            162             131           122


1 Semiannual period from 11-1-01 through 4-30-02. Unaudited.
2 Based on the average of the shares outstanding at the end of each month.
3 Assumes dividend reinvestment and does not reflect the effect of sales charges.
4 Not annualized.
5 Annualized.
6 Class C shares began operations on 6-1-98.
7 Excludes merger activity.


See notes to
financial statements.

----------
NOTES TO
STATEMENTS
----------

Unaudited

NOTE A
Accounting policies

John Hancock Large Cap Growth Fund (the "Fund") is a diversified series of John Hancock Investment Trust III, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek long-term capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquida- tion, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments
Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement
Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions
Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations
Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses
The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings
The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $475 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended April 30, 2002.

Securities lending
The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At April 30, 2002, the Fund loaned securities having a market value of $16,919,704 collateralized by cash in the amount of $17,258,098. The cash collateral was invested in a short-term instrument.

Federal income taxes
The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $218,821,116 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The entire amount of the loss carryforward expires October 31, 2009.

Dividends, interest and distributions
Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex- dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates
The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others
The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.75% of the first $750,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's average daily net asset value in excess of $750,000,000.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the period ended April 30, 2002, JH Funds received net up-front sales charges of $149,881 with regard to sales of Class A shares. Of this amount, $16,223 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $90,158 was paid as sales commissions to unrelated broker-dealers and $43,500 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the period ended April 30, 2002, JH Funds received net up-front sales charges of $7,029 with regard to sales of Class C shares. Of this amount, $6,111 was paid as sales commissions to unrelated broker-dealers and $918 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. During the period ended April 30, 2002, CDSCs received by JH Funds amounted to $110,820 for Class B shares and $465 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays a monthly transfer agent fee based on the number of shareholder accounts, plus certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compen- sation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compen- sation Plan investments had no impact on the operations of the Fund.

Note C
Fund share transactions
This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                               YEAR ENDED 10-31-01       PERIOD ENDED 4-30-02 1
                              SHARES        AMOUNT       SHARES          AMOUNT

--------------------------------------------------------------------------------
CLASS A SHARES
--------------------------------------------------------------------------------
Sold                       4,795,389   $69,201,491     1,097,789    $12,038,379
Distributions reinvested     830,051    15,364,098             -              -
Repurchased               (5,833,727)  (79,806,728)   (2,048,273)   (22,605,724)
Net increase (decrease)     (208,287)   $4,758,861      (950,484)  ($10,567,345)

--------------------------------------------------------------------------------
CLASS B SHARES
--------------------------------------------------------------------------------
Sold                       2,278,031   $29,500,933     1,003,019    $10,287,090
Distributions reinvested     476,032     8,221,052             -              -
Repurchased               (5,963,450)  (76,364,713)   (2,107,505)   (21,427,781)
Net decrease              (3,209,387) ($38,642,728)   (1,104,486)  ($11,140,691)

--------------------------------------------------------------------------------
CLASS C SHARES
--------------------------------------------------------------------------------
Sold                         285,082    $3,548,470       109,546     $1,130,396
Distributions reinvested       7,607       131,298             -              -
Repurchased                  (98,685)   (1,306,902)      (45,589)      (462,832)
Net increase                 194,004    $2,372,866        63,957       $667,564

--------------------------------------------------------------------------------
NET DECREASE              (3,223,670) ($31,511,001)   (1,991,013)  ($21,040,472)
--------------------------------------------------------------------------------

1 Semiannual period from 11-1-01 through 4-30-02. Unaudited.

NOTE D
Investment
transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended April 30, 2002, aggregated $354,104,283 and $378,816,342, respectively.

The cost of investments owned at April 30, 2002, including short-term investments, for federal income tax purposes was $279,454,409. Gross unrealized appreciation and depreciation of investments aggregated $31,438,678 and $10,486,155, respectively, resulting in net unrealized appreciation of $20,952,523. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on wash sales.

----------
OUR FAMILY
OF FUNDS
----------

--------------------------------------------------------------------------------
Equity            Balanced Fund
                  Core Equity Fund
                  Focused Equity Fund
                  Growth Trends Fund
                  Large Cap Equity Fund
                  Large Cap Growth Fund
                  Large Cap Spectrum Fund
                  Mid Cap Growth Fund
                  Multi Cap Growth Fund
                  Small Cap Equity Fund
                  Small Cap Growth Fund
                  Sovereign Investors Fund
                  U.S. Global Leaders Growth Fund

--------------------------------------------------------------------------------
Sector            Biotechnology Fund
                  Financial Industries Fund
                  Health Sciences Fund
                  Real Estate Fund
                  Regional Bank Fund
                  Technology Fund

--------------------------------------------------------------------------------
Income            Bond Fund
                  Government Income Fund
                  High Income Fund
                  High Yield Bond Fund
                  Investment Grade Bond Fund
                  Strategic Income Fund

--------------------------------------------------------------------------------
International     European Equity Fund
                  Global Fund
                  International Fund
                  Pacific Basin Equities Fund

--------------------------------------------------------------------------------
Tax-Free Income   California Tax-Free Income Fund
                  High Yield Municipal Bond Fund
                  Massachusetts Tax-Free Income Fund
                  New York Tax-Free Income Fund
                  Tax-Free Bond Fund

--------------------------------------------------------------------------------
Money Market      Money Market Fund
                  U.S. Government Cash Reserve

----------
ELECTRONIC
DELIVERY
----------

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U.S. mail, we'll notify you by e-mail when these documents are available for online viewing.

How does electronic delivery benefit you?

[] No more waiting for the mail to arrive; you'll receive an e-mail notification as soon as the document is ready for online viewing.

[] Reduces the amount of paper mail you receive from John Hancock Funds.

[] Reduces costs associated with printing and mailing.

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                                                                              23

------------
OUR WEB SITE
------------

Available just a few clicks away - www.jhfunds.com

Instant access to
----------------------------------
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----------------------------------
Mutual Fund FAQs

-----------
FOR YOUR
INFORMATION
-----------

TRUSTEES
Dennis S. Aronowitz
Richard P. Chapman, Jr.
William J. Cosgrove
John M. DeCiccio
Richard A. Farrell*
Maureen R. Ford
Gail D. Fosler*
William F. Glavin
Dr. John A. Moore*
Patti McGill Peterson
John W. Pratt
*Members of the Audit Committee

OFFICERS
Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

--------------------------------------------------------------------------------
                                                                    HOW TO
On the Internet                     www.jhfunds.com                 CONTACT US
                                                                    ------------
By regular mail                     John Hancock Signature Services, Inc.
                                    1 John Hancock Way, Suite 1000
                                    Boston, MA 02217-1000

By express mail                     John Hancock Signature Services, Inc.
                                    Attn:  Mutual Fund Image Operations
                                    529 Main Street
                                    Charlestown, MA 02129

Customer service representatives    1-800-225-5291

24-hour automated information       1-800-338-8080

TDD line                            1-800-554-6713
--------------------------------------------------------------------------------

[LOGO]      John Hancock
         ------------------
         JOHN HANCOCK FUNDS


1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

----------------------------------
Now available: electronic delivery
www.jhancock.com/funds/edelivery
----------------------------------


This report is for the information of the shareholders of the John Hancock Large Cap Growth Fund.

                                                                     200SA  4/02
                                                                            6/02






John Hancock
Mid Cap
Growth
Fund

SEMI
ANNUAL
REPORT

04.30.02

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 11

For your information
page 25


Dear Fellow Shareholders,

The stock market has done nothing to soothe weary investors in 2002. After two years of losses, the stock market remains bogged down again so far this year. Although the economy appears to be emerging from recession, there are real questions about the strength of the recovery and the prospects for corporate earnings. With added pressures resulting from corporate bankruptcies, accounting questions and Middle East tensions, investors have been slow to shed their skeptical mindset. As a result, the major indexes were either flat or down year to date through April 30, 2002, with the Dow Jones Industrial Average returning -0.15% and the Standard & Poor's 500 Index returning -5.80%. Reflecting the technology and telecommunications sectors' continued woes, the tech-heavy Nasdaq Composite Index was down 13.44% in the first four months.

In this turbulent environment, there have been definite winners and losers. Small-cap and midsize companies have done far better than large caps, and even after a two-year run, value stocks have continued to trump growth. Bonds, which outpaced stocks in the last two years, continued to beat the broader stock market, led by corporate bonds.

The stock market's disappointing performance has certainly put investors' long-term investment perspective to the test. But we urge you to stay the course and stick to the investment plan that you have crafted with your investment professional to meet your financial goals. The most important element involves being well diversified. We believe it is the best way to better withstand the market's short-term swings -- from both an investment and an emotional perspective. If your investments are spread broadly among different asset classes -- stocks, bonds and cash -- and various types of each, you stand a better chance of having at least one part of your portfolio doing well at any given moment.

Although being diversified might not prevent you from suffering losses in tough market conditions, it could help mitigate the decline. And you'll be more ready to capture the returns of a group as it comes back into favor. With the economy poised for growth, that could happen sooner rather than later.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
long-term capital
appreciation by
investing primar-
ily in stocks of
medium capital-
ization companies
(in the capitaliza-
tion range of the
Russell Midcap
Growth Index)
with above-aver-
age earnings
growth.

Over the last six months

* Economic growth rebounded in the first quarter of 2002, with consumer spending remaining strong, but corporate spending weak.

* Mid-cap stocks benefited from their focused business strategies and proven track records.

* The Fund boosted its stake in industrials, but pared back technology.

John Hancock Mid Cap Growth Fund
Fund performance for the six months ended April 30, 2002.

[Bar chart with heading "John Hancock Mid Cap Growth Fund." Under the heading is a note that reads "Fund performance for the six months ended April 30, 2002." The chart is scaled in increments of 1% with -1% at the bottom and 6% at the top. The first bar represents the 5.87% total return for Class A. The second bar represents the 5.61% total return for Class B. The third bar represents the 5.61% total return for Class C. The fourth bar represents the -0.37%* total return for Class I. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested. *From inception March 1, 2002 through April 30, 2002."]

Total returns for the Fund are at net asset value with all distributions reinvested.

*From inception March 1, 2002 through April 30, 2002.


Top 10 holdings

 3.2%   Danaher Corp.
 3.0%   iShares S&P MidCap 400/BARRA Growth Index Fund
 2.6%   St. Jude Medical, Inc.
 2.4%   Wellpoint Health Networks, Inc.
 2.4%   Microchip Technology, Inc.
 2.2%   Quest Diagnostics, Inc.
 2.1%   Legg Mason, Inc.
 2.1%   Praxair, Inc.
 2.0%   Mattel, Inc.
 2.0%   ChoicePoint, Inc.

As a percentage of net assets on April 30, 2002.



BY PAUL J. BERLINGUET AND ROBERT J. UEK, CFA, PORTFOLIO MANAGERS

John Hancock
Mid Cap Growth Fund

MANAGERS'
REPORT

The stock market got off to a strong start in the fourth quarter of 2001, as investors gained confidence that the economy would soon improve. Early in the new year, however, stocks reversed course. Companies delivered earnings reports with a cautious tone, signaling that they were not about to step up capital spending. Rising oil prices, turmoil in the Middle East and accounting concerns related to the Enron scandal put further pressure on the market. Stocks rallied briefly in March, but headed south again in April.

"Mid-cap stocks
 outpaced large-cap
 names..."

In this difficult environment, the best performance came from simple businesses with a domestic focus and transparent accounting. Growth stocks lagged value stocks, which had the advantage of being more economically sensitive. Mid-cap stocks outpaced large-cap names, with the Russell Midcap Growth Index returning 6.97% for the six-month period, well ahead of the 2.31% return for the Standard and Poor's 500 Index.

PERFORMANCE IMPROVES

John Hancock Mid Cap Growth Fund benefited from broad industry diversification, a strong buy and sell discipline, and a focus on companies with predictable earnings growth. The Fund's Class A, Class B and Class C shares returned 5.87%, 5.61%, and 5.61%, respectively, at net asset value for the six-month reporting period. These returns beat those of the average multi-cap growth fund, which returned 1.13% for the same period, according to Lipper, Inc.1 Class I shares, which were launched March 1, 2002, returned -0.37%. Keep in mind that your net asset value return will be different from the Fund's if you were not invested in the Fund for the entire period and did not reinvest all distributions. Longer-term performance information can be found on pages six and seven.

[Photos of Paul Berlinguet and Rob Uek flush right next to first paragraph.]

CONSUMER SPENDING DRIVES GAINS

Our best returns came from so-called consumer discretionary stocks that benefit from strong consumer spending and an economic recovery. Among our top performers were Westwood One, a radio content company, and Ticketmaster Online, which has a virtual monopoly on issuing concert tickets. Another strong contributor was the coffee chain Starbucks. All three posted such strong gains that they reached our price targets, causing us to sell. We added a new investment in Mattel, a toy manufacturer with new management that is focused on building consistent, predictable product extensions. We believe this will be a much more profitable and stable strategy than searching for tomorrow's hit toy.

"Our best returns came
 from so-called consumer
 discretionary stocks..."

INDUSTRIALS RALLY AS ECONOMY RECOVERS

We boosted the Fund's stake in industrials. Many have been in a recession since 1998, and have been steadily paring costs and improving productivity. They are now in a strong position to benefit from an industrial recovery. Our biggest industrial investment was Danaher, a high-quality company that makes Craftsman tools for Sears as well as process and environmental controls for manufacturers. It posted very strong gains, thanks to its economic leverage, strong management, smart acquisition strategy and clean accounting policies. New acquisitions included Praxair, a company that makes industrial gases for use in manufacturing, and stands poised to benefit from the economic recovery as well as constrained capacity in the industry.

[Table at top left-hand side of page entitled "Top five sectors." The first listing is Medical 18%, the second is Electronics 10%, the third Finance 8%, the fourth Business Services-Misc. 7%, and the fifth
Computers 7%.]

ENERGY AND FINANCE STOCKS FUEL RETURNS

Energy stocks were a small but powerful component of the portfolio. Most benefited as oil prices rose and oil companies began to increase capital spending and production. ENSCO International, an offshore driller highly leveraged to the Gulf of Mexico, as well as oil service companies Weatherford International and BJ Services, all posted returns of 45% or more for the six-month period.

Finance stocks rallied, propelled by a combination of stable interest rates and stronger economic growth. SEI Investments, a well-run financial services company that provides processing and money management services for smaller banks, did particularly well as more companies moved toward outsourcing solutions. When it reached our price target, we took profits. Legg Mason, an asset manager and regional brokerage firm, also generated above-average returns by gaining distribution efficiencies and market share through acquisitions.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 4-30-02." The chart is divided into two sections (from top to left): Common stocks 98% and Short-term investments 2%.]

TECHNOLOGY AND HEALTH CARE DISAPPOINT

Technology stocks hurt performance as demand weakened. We cut our losses by eliminating software stocks like Rational Software, networking names like Riverstone Networks, and semiconductor communications companies such as PMC-Sierra and Cypress. We held on, however, to semiconductor companies Microchip Technology and Emulex, a cost-effective data storage component supplier. Both benefited from strong demand for their products.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Westwood One followed by an up arrow with the phrase "Improving economy and expectation of increased ad revenues." The second listing is Danaher followed by an up arrow with the phrase "Industrial recovery, smart acquisition strategy, strong management." The third listing is King Pharmaceuticals followed by a down arrow with the phrase "Industry-wide pressure on pharmaceuticals due to patent expirations at large drug companies."]

Health-care stocks also declined. We sold many of our worst performers, including specialty pharmaceutical and biotechnology names, leaving us focused on medical products and services companies with predictable earnings growth and strong management teams. Wellpoint Health Networks, a California-based HMO; Quest Diagnostics, a lab testing company; and Varian Medical Systems, which provides targeted radiation systems, all posted handsome gains during the six-month period.

"As the economy and
 earnings improve, we
 expect growth stocks to
 move back into favor..."

RECOVERY BODES WELL FOR MID CAPS

We expect a positive environment for stocks going forward. We believe the economy will continue to improve, interest rates will remain benign and inflation will stay in check. Typically, an improving economy bolsters earnings, which in turn leads to increased capital spending. As the economy and earnings improve, we expect growth stocks to move back into favor.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
April 30, 2002

The index used for
comparison is the
Standard & Poor's 500
Index, Index 1, an
unmanaged index that
includes 500 widely
traded common stocks.
Also shown on page 7
is the Russell Midcap
Growth Index, Index 2,
an unmanaged index
that contains those
securities from the
Russell Midcap Index
with a greater-than-
average growth
orientation.

It is not possible to
invest in an index.



                              Class A      Class B      Class C      Class I 1    Index 1
Inception date                11-1-93      11-1-93       6-1-98       3-1-02           --

Average annual returns with maximum sales charge (POP)
One year                       -26.21%      -26.63%      -24.32%          --       -12.62%
Five years                       0.62%        0.65%          --           --         7.56%
Since inception                  3.99%        3.90%       -4.30%       -0.37% 2        --

Cumulative total returns with maximum sales charge (POP)
Six months                       0.62%        0.61%        3.59%          --         2.31%
One year                       -26.21%      -26.63%      -24.32%          --       -12.62%
Five years                       3.15%        3.30%          --           --        43.93%
Since inception                 39.42%       38.40%      -15.80%       -0.37%          --


Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

1 For certain types of investors as described in the Fund's prospectus for Class I shares.

2 Not annualized.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the two indexes described on page 6.

Line chart with the heading "GROWTH OF $10,000." Within the chart are four lines. The first line represents Index 1 and is equal to $26,896 as of April 30, 2002. The second line represents Index 2 and is equal to $22,411 as of April 30, 2002. The third line represents the value of the hypothetical $10,000 investment made in the John Hancock Mid Cap Growth Fund, before sales charge, and is equal to $14,680 as of April 30, 2002. The fourth line represents the value of the same hypothetical investment made in the John Hancock Mid Cap Growth Fund, after sales charge, and is equal to $13,942 as of April 30, 2002.

                                    Class B 1    Class C 1    Class I 2
Period beginning                    11-1-93       6-1-98       3-1-02
Without sales charge                $13,840       $8,504       $9,963
With maximum sales charge                --       $8,419           --
Index 1                             $26,896      $10,381       $9,747
Index 2                             $22,411      $10,746      $10,193

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B, Class C and Class I shares, respectively, as of April 30, 2002. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund's prospectus for Class I shares.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
April 30, 2002
(unaudited)

This schedule is divided into two main categories: common stocks and short-term investments. Stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES    ISSUER                                                                       VALUE
COMMON STOCKS 97.63%                                                            $183,962,567
(Cost $170,508,890)

Advertising 2.75%                                                                 $5,178,585
 89,100   Interpublic Group of Cos., Inc. (The)                                    2,751,408
 80,450   TMP Worldwide, Inc.*                                                     2,427,177

Banks -- United States 1.83%                                                       3,440,705
 69,664   Commerce Bancorp, Inc.                                                   3,440,705

Broker Services 4.01%                                                              7,555,928
 80,300   Fiserv, Inc.*                                                            3,570,138
 79,335   Legg Mason, Inc.                                                         3,985,790

Building 1.64%                                                                     3,091,000
110,000   Masco Corp.                                                              3,091,000

Business Services -- Misc. 6.99%                                                  13,174,620
 68,578   ChoicePoint, Inc.*                                                       3,801,964
 92,600   Corporate Executive Board Co. (The)*                                     3,518,800
 72,150   Paychex, Inc.                                                            2,693,360
120,354   Robert Half International, Inc.*                                         3,160,496

Chemicals 5.12%                                                                    9,651,823
 61,000   Cabot Microelectronics Corp.*                                            2,982,900
 62,902   Ecolab, Inc.                                                             2,762,027
 68,422   Praxair, Inc.                                                            3,906,896

Computers 6.68%                                                                   12,592,325
 88,700   Adobe Systems, Inc.                                                      3,544,452
 30,234   BISYS Group, Inc. (The)*                                                 1,034,003
 70,200   Emulex Corp.*                                                            2,035,098
106,850   Retek, Inc.*                                                             2,521,553
116,170   SunGard Data Systems, Inc.*                                              3,457,219

Diversified Operations 1.32%                                                       2,490,390
 46,900   eBay, Inc.*                                                              2,490,390

Electronics 10.47%                                                                19,727,288
 64,636   International Rectifier Corp.*                                           2,981,012
129,000   Lam Research Corp.*                                                      3,310,140
100,850   Microchip Technology, Inc.*                                              4,487,825
 57,050   Novellus Systems, Inc.*                                                  2,704,170
114,993   Rockwell Collins, Inc.                                                   2,739,133
109,600   Semtech Corp.*                                                           3,505,008

Engineering/R&D Services 1.51%                                                     2,836,464
 71,882   Jacobs Engineering Group, Inc.*                                          2,836,464

Finance 7.69%                                                                     14,494,654
 41,996   Affiliated Managers Group, Inc.*                                         2,670,946
 77,694   Eaton Vance Corp.                                                        2,838,162
 49,193   iShares S&P MidCap 400/BARRA Growth Index Fund                           5,627,679
 56,913   Lehman Brothers Holdings, Inc.                                           3,357,867

Household 3.25%                                                                    6,121,880
 44,234   Mohawk Industries, Inc.*                                                 2,845,573
104,341   Newell Rubbermaid, Inc.                                                  3,276,307

Instruments -- Scientific 2.94%                                                    5,529,724
 28,878   Johnson Controls, Inc.                                                   2,490,728
 76,070   Millipore Corp.                                                          3,038,996

Leisure 4.04%                                                                      7,608,092
 60,000   Hilton Hotels Corp.                                                        981,600
185,405   Mattel, Inc.                                                             3,826,759
 74,067   Starwood Hotels & Resorts Worldwide, Inc.                                2,799,733

Manufacturing 3.19%                                                                6,016,227
 84,049   Danaher Corp.                                                            6,016,227

Media 1.32%                                                                        2,495,982
 62,462   Univision Communications, Inc. (Class A)*                                2,495,982

Medical 18.42%                                                                    34,698,462
 56,000   Accredo Health, Inc.*                                                    3,624,880
107,800   Gilead Sciences, Inc.*                                                   3,354,736
 58,618   Guidant Corp.*                                                           2,204,037
 48,000   IDEC Pharmaceuticals Corp.*                                              2,637,600
 94,600   Millennium Pharmaceuticals, Inc.*                                        1,888,216
 45,794   Quest Diagnostics, Inc.*                                                 4,209,842
     22   Smith & Nephew Plc (United Kingdom)                                            125
 57,892   St. Jude Medical, Inc.*                                                  4,817,193
 87,314   Varian Medical Systems, Inc.*                                            3,785,062
 60,000   Wellpoint Health Networks, Inc.*                                         4,504,800
105,790   Zimmer Holdings, Inc.*                                                   3,671,971

Oil & Gas 6.39%                                                                   12,035,095
 82,368   BJ Services Co.*                                                         3,026,200
109,762   ENSCO International, Inc.*                                               3,705,565
 83,618   GlobalSantaFe Corp.                                                      2,934,156
 47,507   Weatherford International, Inc.*                                         2,369,174

Retail 3.89%                                                                       7,334,363
 62,150   American Eagle Outfitters, Inc.*                                         1,580,475
 62,750   CDW Computer Centers, Inc.*                                              3,438,700
 53,125   TJX Cos., Inc. (The)                                                     2,315,188

Schools/Education 1.53%                                                            2,889,878
 75,375   Apollo Group, Inc. (Class A)*                                            2,889,878

Telecommunications 1.34%                                                           2,522,250
225,000   Sprint Corp*                                                             2,522,250

Transportation 1.31%                                                               2,476,832
 62,076   Navistar International Corp.                                             2,476,832


                                                       INTEREST       PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                         RATE  (000s OMITTED)
SHORT-TERM INVESTMENTS 7.39%                                                     $13,922,536
(Cost $13,922,536)

Joint Repurchase Agreement 0.06%
Investment in a joint repurchase agreement transaction
with Barclays Capital, Inc. -- Dated 04-30-02,
due 05-01-02 (Secured by U.S. Treasury Inflation
Indexed Notes 3.875% due 01-15-09 and
3.500% due 01-15-11)                                      1.88%            $113      113,000

                                                                      NUMBER OF
                                                                         SHARES
Cash Equivalents 7.33%
AIM Cash Investment Trust**                                          13,809,536   13,809,536

TOTAL INVESTMENTS 105.02%                                                       $197,885,103

OTHER ASSETS AND LIABILITIES, NET (5.02%)                                        ($9,461,366)

TOTAL NET ASSETS 100.00%                                                        $188,423,737


 * Non-income producing security.

** Represents investment of security lending collateral.

   Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer.

   The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



ASSETS AND
LIABILITIES

April 30, 2002
(unaudited)

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $184,431,426)                         $197,885,103
Cash                                                                       94
Receivable for investments sold                                     7,973,185
Receivable for shares sold                                             19,937
Dividends and interest receivable                                      28,593
Other assets                                                           30,033

Total assets                                                      205,936,945

LIABILITIES
Payable for investments purchased                                   3,417,270
Payable for shares repurchased                                         57,154
Payable for securities on loan                                     13,809,536
Payable to affiliates                                                 172,340
Other payables and accrued expenses                                    56,908

Total liabilities                                                  17,513,208

NET ASSETS
Capital paid-in                                                   275,138,050
Accumulated net realized loss on investments                      (98,388,600)
Net unrealized appreciation of investments                         13,453,677
Accumulated net investment loss                                    (1,779,390)

Net assets                                                       $188,423,737

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($108,388,916 [DIV] 13,356,760 shares)                          $8.11
Class B ($76,532,543 [DIV] 10,160,252 shares)                           $7.53
Class C ($3,501,286 [DIV] 464,824 shares)                               $7.53
Class I ($992 [DIV] 122 shares)                                         $8.13

MAXIMUM OFFERING PRICE PER SHARE
Class A1 ($8.11 [DIV] 95%)                                              $8.54
Class C ($7.53 [DIV] 99%)                                               $7.61

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the period ended
April 30, 2002
(unaudited) 1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in oper-
ating the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $1,289)               $188,765
Interest                                                               60,603
Securities lending income                                              41,549

Total investment income                                               290,917

EXPENSES
Investment management fee                                             787,097
Class A distribution and service fee                                  149,198
Class B distribution and service fee                                  468,946
Class C distribution and service fee                                   17,598
Class A, Class B and Class C transfer agent fee                       525,216
Registration and filing fee                                            28,598
Accounting and legal services fee                                      20,829
Custodian fee                                                          18,662
Auditing fee                                                           13,885
Printing                                                               11,248
Trustees' fee                                                           5,849
Miscellaneous                                                           3,606
Legal fee                                                               1,368

Total expenses                                                      2,052,100

Net investment loss                                                (1,761,183)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on
Investments                                                         1,719,667
Foreign currency transactions                                             (5)
Change in unrealized appreciation
  (depreciation) of investments                                    11,263,422

Net realized and unrealized gain                                   12,983,084

Increase in net assets from operations                            $11,221,901

1 Semiannual period from 11-01-01 through 4-30-02.

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses, distri-
butions paid to
shareholders, if
any, and any
increase or
decrease in
money share-
holders invested
in the Fund.
                                                      YEAR        PERIOD
                                                     ENDED         ENDED
                                                  10-31-01       4-30-02 1

INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment loss                            ($4,277,216) ($1,761,183)

Net realized gain (loss)                       (99,532,307)    1,719,662
Change in net unrealized
  appreciation (depreciation)                 (105,617,067)   11,263,422
Increase (decrease) in net assets
  resulting from operations                   (209,426,590)   11,221,901

Distributions to shareholders
From net realized gain
Class A                                         (8,459,283)           --
Class B                                        (12,235,558)           --
Class C                                           (268,824)           --
                                               (20,963,665)           --

From fund share transactions                    (2,662,700)  (12,068,956)

NET ASSETS
Beginning of period                            422,323,747   189,270,792

End of period 2                               $189,270,792  $188,423,737

1 Semiannual period from 11-01-01 through 4-30-02. Unaudited.

2 Includes accumulated net investment loss of $18,207 and $1,779,390, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                          10-31-97    10-31-98    10-31-99    10-31-00    10-31-01     4-30-02 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $10.92      $11.40       $9.11      $12.85      $16.03       $7.66
Net investment loss 2                                    (0.06)      (0.09)      (0.12)      (0.17)      (0.12)      (0.06)
Net realized and unrealized
  gain (loss) on investments                              1.00       (0.89)       3.86        4.23       (7.48)       0.51
Total from investment
  operations                                              0.94       (0.98)       3.74        4.06       (7.60)       0.45
Less distributions
From net realized gain                                   (0.46)      (1.31)         --       (0.88)      (0.77)         --
Net asset value,
  end of period                                         $11.40       $9.11      $12.85      $16.03       $7.66       $8.11
Total return 3 (%)                                        8.79       (9.40)      41.05       33.26      (49.87)       5.87 4

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $142        $101        $112        $176         $85        $108
Ratio of expenses to
  average net assets (%)                                  1.59        1.59        1.60        1.46        1.63        1.74 5
Ratio of net investment loss
  to average net assets (%)                              (0.57)      (0.86)      (1.14)      (1.08)      (1.13)      (1.44) 5
Portfolio turnover (%)                                     317         168         153         146         211         151

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                          10-31-97    10-31-98    10-31-99    10-31-00    10-31-01     4-30-02 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $10.67      $11.03       $8.72      $12.22      $15.08       $7.13
Net investment loss 2                                    (0.13)      (0.15)      (0.18)      (0.27)      (0.18)      (0.08)
Net realized and unrealized
  gain (loss) on investments                              0.95       (0.85)       3.68        4.01       (7.00)       0.48
Total from investment
  operations                                              0.82       (1.00)       3.50        3.74       (7.18)       0.40
Less distributions
From net realized gain                                   (0.46)      (1.31)         --       (0.88)      (0.77)         --
Net asset value,
  end of period                                         $11.03       $8.72      $12.22      $15.08       $7.13       $7.53
Total return 3 (%)                                        7.84       (9.97)      40.14       32.30      (50.24)       5.61 4

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $205        $134        $146        $241        $101         $77
Ratio of expenses to
  average net assets (%)                                  2.28        2.27        2.23        2.16        2.33        2.44 5
Ratio of net investment loss
  to average net assets (%)                              (1.25)      (1.54)      (1.77)      (1.78)      (1.83)      (2.14) 5
Portfolio turnover (%)                                     317         168         153         146         211         151

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                          10-31-98 6  10-31-99    10-31-00    10-31-01     4-30-02 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $9.99       $8.72      $12.21      $15.07       $7.13
Net investment loss 2                                    (0.06)      (0.19)      (0.27)      (0.18)      (0.08)
Net realized and unrealized
  gain (loss) on investments                             (1.21)       3.68        4.01       (6.99)       0.48
Total from investment
  operations                                             (1.27)       3.49        3.74       (7.17)       0.40
Less distributions
From net realized gain                                      --          --       (0.88)      (0.77)         --
Net asset value,
  end of period                                          $8.72      $12.21      $15.07       $7.13       $7.53
Total return 3 (%)                                       12.71 4     40.02       32.32      (50.21)       5.61 4

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             -- 7        -- 7        $5          $3          $4
Ratio of expenses to
  average net assets (%)                                  2.29 5      2.30        2.16        2.33        2.44 5
Ratio of net investment loss
  to average net assets (%)                              (1.66) 5    (1.82)      (1.80)      (1.83)      (2.14) 5
Portfolio turnover (%)                                     168         153         146         211         151

See notes to
financial statements.


FINANCIAL
HIGHLIGHTS

CLASS I SHARES

PERIOD ENDED                                           4-30-02 1,6
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $8.16
Net investment loss 2                                    (0.01)
Net realized and unrealized
  gain (loss) on investments                             (0.02)
Total from investment
  operations                                             (0.03)
Net asset value,
  end of period                                          $8.13
Total return 3 (%)                                       (0.37) 4

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             -- 7
Ratio of expenses to
  average net assets (%)                                  0.77 5
Ratio of net investment loss
  to average net assets (%)                              (0.51) 5
Portfolio turnover (%)                                     151

1 Semiannual period from 11-1-01 through 4-30-02. Unaudited.

2 Based on the average of the shares outstanding at the end of each month.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Not annualized.

5 Annualized.

6 Class C and Class I shares began operations on 6-1-98 and 3-1-02, respectively.

7 Less than $500,000.


See notes to
financial statements.


NOTES TO
STATEMENTS

Unaudited

NOTE A
Accounting policies

John Hancock Mid Cap Growth Fund (the "Fund") is a diversified series of John Hancock Investment Trust III, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve long-term capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. Trustees authorized issuance of Class I shares effective March 1, 2002. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I shares, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $475 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended April 30, 2002.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At April 30, 2002, the Fund loaned securities having a market value of $13,538,761 collateralized by cash in the amount of $13,809,536. The cash collateral was invested in a short-term instrument.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $103,577,194 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The entire amount of the loss carryforward expires as follows:
October 31, 2002 -- $3,983,227 and October 31, 2009 -- $99,593,967.
Availability of a certain amount of the loss carryforward, which were acquired in mergers on September 6, 1996 and December 16, 1994, may be limited in a given year.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.80% of the first $500,000,000 of the Fund's average daily net asset value, (b) 0.75% of the next $500,000,000 and (c) 0.70% of the Fund's average daily net asset value in excess of $1,000,000,000.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the period ended April 30, 2002, JH Funds received net up-front sales charges of $81,197 with regard to sales of Class A shares. Of this amount, $8,795 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $54,403 was paid as sales commissions to unrelated broker-dealers and $17,999 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the period ended April 30, 2002, JH Funds received net up-front sales charges of $5,322 with regard to sales of Class C shares. Of this amount, $4,363 was paid as sales commissions to unrelated broker-dealers and $959 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. For the period ended April 30, 2002, CDSCs received by JH Funds amounted to $75,636 for Class B shares and $849 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. For Class A, B and C shares the Fund pays a monthly transfer agent fee based on the number of shareholder accounts, plus certain out-of-pocket expenses, aggregated and allocated to each class on the basis of their relative net asset values. For Class I shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the average daily net assets attributable to Class I shares, plus certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                               YEAR ENDED 10-31-01        PERIOD ENDED 4-30-02 1
                             SHARES         AMOUNT       SHARES         AMOUNT
CLASS A SHARES
Sold                      6,463,198    $69,108,267    5,036,735    $41,597,575
Distributions reinvested    516,305      8,044,046           --             --
Repurchased              (6,892,015)   (69,795,005)  (2,770,082)   (23,054,324)
Net increase                 87,488     $7,357,308    2,266,653    $18,543,251

CLASS B SHARES
Sold                      1,755,115    $18,796,689      589,985     $4,559,237
Distributions reinvested    734,126     10,732,049           --             --
Repurchased              (4,260,517)   (40,747,341)  (4,621,033)   (35,354,948)
Net decrease             (1,771,276)  ($11,218,603)  (4,031,048)  ($30,795,711)

CLASS C SHARES
Sold                        232,471     $2,387,369       78,959       $614,890
Distributions reinvested     15,197        222,024           --             --
Repurchased                (151,021)    (1,410,798)     (56,341)      (432,386)
Net increase                 96,647     $1,198,595       22,618       $182,504

CLASS I SHARES 2
Sold                             --             --          122         $1,000
Net increase                     --             --          122         $1,000

NET DECREASE             (1,587,141)   ($2,662,700)  (1,741,655)  ($12,068,956)

1 Semiannual period from 11-1-01 through 4-30-02. Unaudited.

2 Class I shares began operations on 3-1-02.


NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended April 30, 2002, aggregated $283,957,062 and $291,657,722, respectively.

The cost of investments owned at April 30, 2002, including short-term investments, for federal income tax purposes was $184,431,426. Gross unrealized appreciation and depreciation of investments aggregated $17,568,542 and $4,114,865, respectively, resulting in net unrealized appreciation of $13,453,677. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on wash sales.



OUR FAMILY
OF FUNDS

-------------------------------------------------------
Equity              Balanced Fund
                    Core Equity Fund
                    Focused Equity Fund
                    Growth Trends Fund
                    Large Cap Equity Fund
                    Large Cap Growth Fund
                    Large Cap Spectrum Fund
                    Mid Cap Growth Fund
                    Multi Cap Growth Fund
                    Small Cap Equity Fund
                    Small Cap Growth Fund
                    Sovereign Investors Fund
                    U.S. Global Leaders Growth Fund

-------------------------------------------------------
Sector              Biotechnology Fund
                    Financial Industries Fund
                    Health Sciences Fund
                    Real Estate Fund
                    Regional Bank Fund
                    Technology Fund

-------------------------------------------------------
Income              Bond Fund
                    Government Income Fund
                    High Income Fund
                    High Yield Bond Fund
                    Investment Grade Bond Fund
                    Strategic Income Fund

-------------------------------------------------------
International       European Equity Fund
                    Global Fund
                    International Fund
                    Pacific Basin Equities Fund

-------------------------------------------------------
Tax-Free Income     California Tax-Free Income Fund
                    High Yield Municipal Bond Fund
                    Massachusetts Tax-Free Income Fund
                    New York Tax-Free Income Fund
                    Tax-Free Bond Fund

-------------------------------------------------------
Money Market        Money Market Fund
                    U.S. Government Cash Reserve



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FOR YOUR
INFORMATION

TRUSTEES
Dennis S. Aronowitz
Richard P. Chapman, Jr.
William J. Cosgrove
John M. DeCiccio
Richard A. Farrell*
Maureen R. Ford
Gail D. Fosler*
William F. Glavin
Dr. John A. Moore*
Patti McGill Peterson
John W. Pratt
*Members of the Audit Committee

OFFICERS
Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803


HOW TO
CONTACT US

On the Internet                      www.jhfunds.com

By regular mail                      John Hancock Signature Services, Inc.
                                     1 John Hancock Way, Suite 1000
                                     Boston, MA 02217-1000

By express mail                      John Hancock Signature Services, Inc.
                                     Attn: Mutual Fund Image Operations
                                     529 Main Street
                                     Charlestown, MA 02129

Customer service representatives     1-800-225-5291

24-hour automated information        1-800-338-8080

TDD line                             1-800-554-6713



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A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
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This report is for the information of
the shareholders of the John Hancock
Mid Cap Growth Fund.

390SA  4/02
       6/02






John Hancock
International
Fund

SEMI
ANNUAL
REPORT

4.30.02

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 14

For your information
page 29


Dear Fellow Shareholders,

The stock market has done nothing to soothe weary investors in 2002. After two years of losses, the stock market remains bogged down again so far this year. Although the economy appears to be emerging from recession, there are real questions about the strength of the recovery and the prospects for corporate earnings. With added pressures resulting from corporate bankruptcies, accounting questions and Middle East tensions, investors have been slow to shed their skeptical mindset. As a result, the major indexes were either flat or down year to date through April 30, 2002, with the Dow Jones Industrial Average returning -0.15% and the Standard & Poor's 500 Index returning -5.80%. Reflecting the technology and telecommunications sectors' continued woes, the tech-heavy Nasdaq Composite Index was down 13.44% in the first four months.

In this turbulent environment, there have been definite winners and losers. Small-cap and midsize companies have done far better than large caps, and even after a two-year run, value stocks have continued to trump growth. Bonds, which outpaced stocks in the last two years, continued to beat the broader stock market, led by corporate bonds.

The stock market's disappointing performance has certainly put investors' long-term investment perspective to the test. But we urge you to stay the course and stick to the investment plan that you have crafted with your investment professional to meet your financial goals. The most important element involves being well diversified. We believe it is the best way to better withstand the market's short-term swings -- from both an investment and an emotional perspective. If your investments are spread broadly among different asset classes -- stocks, bonds and cash -- and various types of each, you stand a better chance of having at least one part of your portfolio doing well at any given moment.

Although being diversified might not prevent you from suffering losses in tough market conditions, it could help mitigate the decline. And you'll be more ready to capture the returns of a group as it comes back into favor. With the economy poised for growth, that could happen sooner rather than later.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
long-term growth
of capital by
investing primarily
in stocks of foreign
companies.


Over the last six months

* The global economy showed clear signs of recovery.

* Monetary stimulus and tax and pension reforms in key Eurozone nations have improved the macroeconomic environment.

* Small-capitalization and value-oriented stocks continued to outperform the broader market.

[Bar chart with heading "John Hancock International Fund." Under the heading is a note that reads "Fund performance for the six months ended April 30, 2002." The chart is scaled in increments of 1% with 0% at the bottom and 4% at the top. The first bar represents the 3.40% total return for Class A. The second bar represents the 3.07% total return for Class B. The third bar represents the 2.90% total return for Class C. The fourth bar represents the 3.56%* total return for Class I. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested. *Since inception 3-1-02."]

Top 10 holdings

 2.0%   Sony
 1.6%   Bank of Ireland
 1.6%   British American Tobacco
 1.6%   Hoya
 1.5%   ENI SpA
 1.5%   Royal Bank of Scotland
 1.4%   Nissan Motor Co.
 1.3%   TotalFinaElf
 1.3%   Talisman Energy
 1.3%   Riunione Adriatica di Sicurta SpA

As a percentage of net assets on April 30, 2002.



BY LORETTA MORRIS AND RANDY KAHN, CFA, FOR THE NICHOLAS-APPLEGATE
CAPITAL MANAGEMENT PORTFOLIO MANAGEMENT TEAM

John Hancock
International
Fund

MANAGERS'
REPORT

Investors endured a number of extraordinary and unparalleled challenges during the six-month period ended April 30, 2002. Already reeling from economic weakness worldwide, the global stock market was rocked by the terrorist attacks of September 11, 2001. In the initial shock that followed, the already depressed major global indexes bottomed out in late September, only to stage a powerful rally as investors rebuilt their shattered confidence and sentiment improved.

In the wake of the attacks, coordinated action by the world's central bankers led to unprecedented stimulus in the form of interest-rate reductions and injections of liquidity into the markets. The stimulus began to have its desired effect late in 2001, as encouraging economic reports indicated that a recovery was indeed under way.

"Investors endured a
 number of extraordi-
 nary and unparalleled
 challenges during the
 six-month period ended
 April 30, 2002."

Increasing evidence of a pickup in economic growth as well as the support of low interest rates buoyed international markets during the first quarter of 2002. While developed markets in Europe and Japan posted modest gains, emerging markets did significantly better.

Later in the reporting period, escalating violence in the Middle East, worries over both the quality and quantity of corporate earnings and rising energy prices pressured equity prices in most developed economies. One notable exception was in Japan, where stocks surged on a combination of technical reforms (new regulations limiting short-selling, for example) and hints that its beleaguered economy might be bottoming. In April, Japanese equities delivered gains while a number of markets in Europe posted declines.

FUND PERFORMANCE

For the six months ended April 30, 2002, the John Hancock International Fund's Class A, Class B and Class C shares posted total returns of 3.40%, 3.07% and 2.90%, respectively, at net asset value. During the same period, the average international fund returned 7.10%, according to Lipper, Inc.1 while the benchmark MSCI All Country World Free ex-U.S. Index returned 8.36%. Class I shares, which were launched March 1, 2002, returned 3.56%. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for historical performance information.

"...the Fund's absolute
 returns were driven by
 solid gains in the energy
 and consumer
 durables sectors."

Although it posted a positive return in absolute terms, the Fund's relative underperformance was primarily caused by stock selection and underweighted holdings relative to the benchmark in the financial services and health-care sectors. Negative stock selection in consumer non-durables and utilities also hurt relative returns.

ENERGY, CONSUMER DURABLES BOOST RESULTS

On the positive side, the Fund's absolute returns were driven by solid gains in the energy and consumer durables sectors. An overweight position and superior stock selection in the energy sector helped the Fund advance during the reporting period. The sector surged as a result of accelerating demand driven by an improving global economy and supply concerns raised by violence in the Middle East. These factors combined to drive up prices, which in turn helped stimulate a recovery in drilling activity. In particular, contract drilling and oilfield service stocks posted strong gains.

[Table at top left-hand side of page entitled "Top five sectors." The first listing is Banks-Foreign 14%, the second is Oil & Gas 12%, the third Electronics 10%, the fourth Telecommunications 7%, and the fifth Medical 6%.]

In the consumer durables area, the Fund enjoyed strong gains from consumer electronics stocks -- Sony was a key holding here -- and the automobile companies we held, including Hyundai Motors and BMW.

On a country basis, positive stock selection in Ireland and Italy helped bolster Fund performance for the six-month period ended April 30, 2002. Contributing to the portfolio's relative underperformance was poor selection of stocks in South Korea, Singapore and the U.K. Even though the South Korean stocks in the portfolio advanced strongly, rising 49.20%, the benchmark stocks of this country surged 74.81%.

[Bar chart at middle of page with heading "Top five countries As a percentage of net assets on 4-30-02." The chart is divided into five sections: United Kingdom 20%, Japan 19%, France 10%, Italy 6% and
Switzerland 5%.]

Top-performing stocks for the reporting period included Samsung
Electronics, a South Korean manufacturer of semiconductors, wireless handsets and liquid crystal display (LCD) screens; United
Microelectronics Corp., a semiconductor foundry headquartered in Taiwan; and two well-known Japanese companies -- Sony, which manufactures consumer electronics, and Nissan Motor, a vehicle maker.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Samsung Electronics followed by an up arrow with the phrase "Accelerating semiconductor demand and rising market share for liquid crystal display (LCD) screens." The second listing is Nokia followed by a down arrow with the phrase "Slowing demand worldwide hurt this industry leader in wireless handsets." The third listing is Nissan Motor followed by an up arrow with the phrase "Newly introduced models enjoying strong sales in the U.S. and Japan."]

OUTLOOK

Our outlook for international equities remains cautiously optimistic. Interest rates remain low. Better economic data from the U.S., Japan and many Eurozone nations continue to point to economic recovery. As economic activity accelerates, so, too, should corporate profits, which we believe have bottomed.

We are also encouraged by investors' willingness to once again reward those companies exceeding earnings estimates. This has not been the case over the past 18 months. As a result, our style has suffered. As investors gain confidence in the sustainability of the recoveries in the economy and earnings growth, we believe our style should come back into favor.

"As economic activity
 accelerates, so, too, should
 corporate profits, which we
 believe have bottomed."

However, concerns over earnings, accounting irregularities, rising energy prices and Middle East violence have dampened investor sentiment. Until a clear direction is established, the market's recent volatility may continue. As we look forward, we believe one of the most trying times in history for investors is behind us. We appreciate your patience and commend you for staying the course throughout this difficult period. We continue to work toward our mission of providing you with significant capital appreciation over the long term.


This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
April 30, 2002

The index used for
comparison is the
Morgan Stanley
Capital International
(MSCI) All Country
World Free Ex-U.S.
Index, which measures
the performance of a
broad range of
developed and
emerging stock
markets around the
world. The index
represents "free"
securities that are
traded freely on
equity exchanges
around the world.

It is not possible to
invest in an index.

                              Class A      Class B      Class C      Class I 1      Index
Inception date                 1-3-94       1-3-94       6-1-98       3-1-02           --

Average annual returns with maximum sales charge (POP)
One year                       -22.36%      -22.98%      -20.69%          --       -11.22%
Five years                      -6.59%       -6.63%          --           --         1.23%
Since inception                 -3.28%       -3.37%       -9.85%        3.56%2         --

Cumulative total returns with maximum sales charge (POP)
Six months                      -1.84%       -1.93%        0.87%          --           --
One year                       -22.36%      -22.98%      -20.69%          --       -11.22%
Five years                     -28.88%      -29.05%          --           --         6.29%
Since inception                -24.23%      -24.80%      -33.35%        3.56%          --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.

1 For certain types of investors as described in the Fund's prospectus for Class I shares.

2 Not annualized.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the MSCI All Country World Free Ex-U.S. Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Index and is equal to $13,372 as of April 30, 2002. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock International Fund, before sales charge, and is equal to $7,978 as of April 30, 2002. The third line represents the value of the same hypothetical investment made in the John Hancock International Fund, after sales charge, and is equal to $7,577 as of April 30, 2002.

                                    Class B 1    Class C 1    Class I 2
Period beginning                     1-3-94       6-1-98       3-1-02
Without sales charge                 $7,520       $6,729      $10,356
With maximum sales charge                --       $6,661           --
Index                               $13,372       $9,323      $10,612

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B, Class C and Class I shares, respectively, as of April 30, 2002. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund's prospectus for Class I shares.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
April 30, 2002
(unaudited)

This schedule is divided into three main categories: common stocks, warrants and short-term investments. Common stocks and warrants are further broken down by country. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES        ISSUER                                                                                            VALUE
COMMON STOCKS 94.81%                                                                                      $14,090,601
(Cost $13,328,027)

Australia 1.68%                                                                                              $249,017
     5,200    BHP Billiton, Ltd. (Diversified Operations)                                                      30,155
     2,700    Commonwealth Bank of Australia (Banks -- Foreign)                                                47,624
     8,800    News Corp., Ltd. (The) (Media)                                                                   57,457
    16,139    Woolworths, Ltd. (Retail)                                                                       113,781

Belgium 1.40%                                                                                                 207,302
     5,000    Dexia (Banks-- Foreign)                                                                          82,447
     2,700    Dexia (Banks -- Foreign)                                                                         44,497
     2,700    Interbrew (Beverages)                                                                            80,358

Brazil 0.98%                                                                                                  146,130
     4,400    Petroleo Brasileiro SA, American Depositary Receipts
              (ADR) (Oil & Gas)                                                                               108,240
     3,000    Tele Norte Leste Participacoes SA
              (ADR) (Telecommunications)                                                                       37,890

Canada 5.31%                                                                                                  789,741
     2,500    Alcan, Inc. (Metal)                                                                              91,575
     1,800    Loblaw Co., Ltd. (Retail)                                                                        68,516
     5,900    Manulife Financial Corp. (Insurance)                                                            170,746
     5,602    PanCanadian Energy Corp. (Oil & Gas)                                                            175,944
     3,200    Petro-Canada (Oil & Gas)                                                                         86,172
     4,600    Talisman Energy, Inc. (Oil & Gas)                                                               196,788

Finland 1.63%                                                                                                 242,819
     8,600    Nokia Oyj (ADR) (Telecommunications)                                                            139,836
     8,100    Stora Enso Oyj (Paper & Paper Products)                                                         102,983

France 9.68%                                                                                                1,439,052
     8,000    Arcelor * (Steel)                                                                               110,290
     3,700    Axa (Insurance)                                                                                  78,514
     3,100    BNP Paribas SA (Banks -- Foreign)                                                               162,011
     2,400    Bouygues SA (Building)                                                                           72,446
     2,000    Dassault Systemes SA (Computer)                                                                  89,818
     6,500    European Aeronautic Defence & Space Co. (Aerospace)                                              97,342
     1,200    PSA Peugeot Citroen SA (Automobiles / Trucks)                                                    59,686
     1,400    Renault SA (Automobiles / Trucks)                                                                64,904
     2,300    Sanofi-Synthelabo SA (Medical)                                                                  147,247
     1,800    Societe Generale (Banks -- Foreign)                                                             123,265
     2,400    STMicroelectronics NV (Electronics)                                                              74,608
     3,800    Television Francaise 1 (Media)                                                                  108,200
     1,300    Total Fina Elf SA (Oil & Gas)                                                                   197,027
    10,100    Wanadoo * (Computers)                                                                            53,694

Germany 3.23%                                                                                                 479,632
       900    Bayerische Motoren Werke AG (Automobiles / Trucks)                                               35,925
     2,600    Degussa AG (Chemicals)                                                                           79,537
     3,200    E.On AG (Utilities)                                                                             165,651
     3,100    SAP AG (ADR) (Computers)                                                                        101,060
     1,600    Schering AG (Medical)                                                                            97,459

Greece 0.64%                                                                                                   94,320
     6,100    Hellenic Telecommunications Organization SA
              (Telecommunications)                                                                             94,320

Hong Kong 2.18%                                                                                               323,469
    38,000    CLP Holdings, Ltd. (Utilities)                                                                  149,092
    20,000    Sun Hung Kai Properties, Ltd. (Real Estate Operations)                                          174,377

Ireland 2.35%                                                                                                 349,887
    20,700    Bank of Ireland (Banks -- Foreign)                                                              240,611
     6,300    CRH Plc (Building)                                                                              109,276

Israel 0.49%                                                                                                   72,813
     1,300    Teva Pharmaceutical Industries, Ltd. (ADR) (Medical)                                             72,813

Italy 6.00%                                                                                                   891,735
    14,800    ENI SpA (Oil & Gas)                                                                             227,374
    40,300    IntesaBci SpA (Banks -- Foreign)                                                                130,363
     5,100    Luxottica Group SpA (ADR) (Medical)                                                             102,510
    13,900    Mediaset SpA (Media)                                                                            116,480
    14,800    Riunione Adriatica di Sicurta SpA (Insurance)                                                   192,035
    26,500    UniCredito Italiano SpA (Banks -- Foreign)                                                      122,973

Japan 18.79%                                                                                                2,791,891
    22,000    Asahi Glass Co., Ltd. (Building)                                                                156,090
     4,000    Bridgestone Corp. (Rubber -- Tires & Misc.)                                                      56,417
     4,000    CANON, Inc. (Office)                                                                            153,271
     6,000    Dai Nippon Printing Co., Ltd. (Printing -- Commercial)                                           75,607
    11,000    Daiwa Securities Group, Inc. (Finance)                                                           75,475
     3,000    Eisai Co., Ltd. (Medical)                                                                        77,103
     3,100    Hoya Corp. (Electronics)                                                                        230,810
     2,500    Ito-Yokado Co., Ltd. (Retail)                                                                   123,248
    36,000    Japan Airlines Co., Ltd. (Transport)                                                             99,533
       800    Keyence Corp. (Electronics)                                                                     161,931
       360    Nippon Television Network Corp. (Media)                                                          85,374
        14    Nippon Unipac Holding (Paper & Paper Products)                                                   80,031
    27,000    Nissan Motor Co., Ltd. (Automobiles / Trucks)                                                   207,757
        36    NTT DoCoMo, Inc. * (Telecommunications)                                                          91,682
         9    NTT DoCoMo, Inc. (Telecommunications)                                                            22,780
       800    Rohm Co., Ltd. (Electronics)                                                                    119,315
     3,900    Shin-Etsu Chemical Co., Ltd. (Chemicals)                                                        160,678
     1,600    SMC Corp. (Machinery)                                                                           191,651
     5,400    Sony Corp. (Electronics)                                                                        290,187
     3,000    Takeda Chemical Industries, Ltd. (Medical)                                                      131,308
     1,700    Tokyo Electron, Ltd. (Electronics)                                                              122,336
    17,000    Toshiba Corp. (Electronics)                                                                      79,307

Mexico 0.40%                                                                                                   59,680
     3,200    America Movil SA de CV (ADR) (Telecommunications)                                                59,680

Netherlands 2.63%                                                                                             391,425
     5,100    ABN AMRO Holdings NV (Banks -- Foreign)                                                         101,099
     6,800    ASML Holding NV* (Electronics)                                                                  154,406
    15,000    Koninklijke (Royal) KPN NV (Telecommunications)                                                  67,985
     2,200    Koninklijke (Royal) Philips Electronics NV (Electronics)                                         67,935

Norway 0.64%                                                                                                   95,580
    24,200    Telenor ASA (Telecommunications)                                                                 95,580

Portugal 0.57%                                                                                                 84,664
    11,600    Portugal Telecom SA (Telecommunications)                                                         84,664

Russia 1.02%                                                                                                  151,188
     1,300    Lukoil (ADR) (Oil & Gas)                                                                         92,444
       400    Yukos (ADR) (Oil & Gas)                                                                          58,744

Singapore 1.95%                                                                                               289,169
     4,200    Flextronics International, Ltd.* (Electronics)                                                   58,170
     9,000    Singapore Press Holdings, Ltd. (Printing -- Commercial)                                         111,774
    15,000    United Overseas Bank, Ltd. (Banks -- Foreign)                                                   119,225

South Korea 1.01%                                                                                             150,429
       500    Samsung Electronics Co., Ltd. (Electronics)                                                      73,425
     3,600    SK Telecom Co., Ltd. (Telecommunications)                                                        77,004

Spain 2.61%                                                                                                   387,885
    12,477    Banco Bilbao Vizcaya Argentaria SA (Banks -- Foreign)                                           145,479
     4,000    Banco Popular Espanol SA (Banks -- Foreign)                                                     164,030
     3,800    Inditex SA * (Retail)                                                                            78,376

Sweden 1.54%                                                                                                  229,514
     3,900    Atlas Copco AB (Machinery)                                                                       91,473
    14,400    Skandinaviska Enskilda Banken AB (Banks -- Foreign)                                             138,041

Switzerland 5.32%                                                                                             790,605
     1,200    Adecco SA (Business Services -- Misc.)                                                           75,921
     2,100    Converium Holding AG* (Insurance)                                                               115,493
       700    Nestle SA (Food)                                                                                165,484
     3,732    Novartis AG (Medical)                                                                           156,527
       300    Swisscom AG (Telecommunications)                                                                 89,532
     1,400    Syngenta AG (Chemicals)                                                                          86,414
     2,100    UBS AG * (Banks -- Foreign)                                                                     101,234

Taiwan 0.57%                                                                                                   84,840
     8,400    United Microelectronics Corp. (ADR)* (Electronics)                                               84,840

Turkey 0.54%                                                                                                   79,560
14,220,000    Turkiye Is Bankasi ("C" Shares) (Banks -- Foreign)                                               79,560

United Kingdom 19.59%                                                                                       2,911,536
     2,000    AstraZeneca Plc (Medical)                                                                        93,705
     6,600    BAA Plc (Transport)                                                                              61,989
    17,400    BAE Systems Plc (Aerospace)                                                                      88,496
    37,400    BG Group Plc (Oil & Gas)                                                                        166,916
    17,400    BP Plc (Oil & Gas)                                                                              148,466
    23,100    British American Tobacco Plc (Tobacco)                                                          236,319
    10,600    British Sky Broadcasting Group Plc* (Media)                                                     118,404
    47,470    Centrica Plc (Utilities)                                                                        146,485
    15,200    Compass Group Plc (Food)                                                                         94,640
    71,700    Corus Group Plc* (Steel)                                                                         82,285
    13,900    Diageo Plc (Beverages)                                                                          184,435
     5,800    Exel Plc (Transport)                                                                             73,874
    40,200    Granada Plc (Media)                                                                              75,426
    11,100    GUS Plc (Retail)                                                                                100,696
     7,500    Hanson Plc (Building)                                                                            54,157
    10,000    Lloyds TSB Group Plc (Banks -- Foreign)                                                         114,981
     4,400    Man Group Plc (Finance)                                                                          61,428
    16,109    Marks & Spencer Plc (Retail)                                                                     93,022
    13,600    National Grid Group Plc (Telecommunications)                                                     97,511
    13,800    Powergen Plc (Utilities)                                                                        155,356
    22,100    Rentokil Initial Plc (Diversified Operations)                                                    87,118
     7,600    Royal Bank of Scotland Group Plc (Banks -- Foreign)                                             217,966
    41,500    Tesco Plc (Retail)                                                                              158,301
    65,800    Vodafone AirTouch Plc (Telecommunications)                                                      106,199
     8,800    WPP Group Plc (Advertising)                                                                      93,361

United States 2.06%                                                                                           306,718
     5,200    GlobalSantaFe Corp. (Oil & Gas)                                                                 182,468
     3,500    Transocean Sedco Forex, Inc. (Oil & Gas)                                                        124,250

WARRANTS 0.56%                                                                                                $83,183
(Cost $71,080)

Germany 0.00%                                                                                                     243
         5    Muenchener Rueckversicherungs-Gesellschaft
              AG* (Insurance)                                                                                     243

United Kingdom 0.56%                                                                                           82,940
     1,100    Infosys Technology, Ltd.* (Computer)                                                             82,940


                                                                            INTEREST       PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                          RATE          (000s OMITTED)        VALUE
SHORT-TERM INVESTMENTS 5.18%                                                                                 $770,000
(Cost $770,000)

Joint Repurchase Agreement 5.18%
Investment in a joint repurchase agreement transaction
with Barclays Capital, Inc. -- Dated 04-30-02,
due 05-01-02 (Secured by U.S. Treasury Inflation
Indexed Notes 3.500% thru 3.875%,
due 01-15-09 thru 01-15-11)                                                    1.88%           $770          $770,000

TOTAL INVESTMENTS 100.55%                                                                                 $14,943,784

OTHER ASSETS AND LIABILITIES, NET (0.55%)                                                                    ($82,323)

TOTAL NET ASSETS 100.00%                                                                                  $14,861,461


* Non-income producing security.

  The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



PORTFOLIO
CONCENTRATION

April 30, 2002
(unaudited)

This table shows
the percentages
of the Fund's
investments
aggregated
by various
industry groups.

                                     VALUE AS A PERCENTAGE
INVESTMENT DISTRIBUTION               OF FUND'S NET ASSETS
Advertising                                           0.63%
Aerospace                                             1.25
Automobiles / Trucks                                  2.48
Banks -- Foreign                                     14.37
Beverages                                             1.78
Business Services                                     0.51
Building                                              2.64
Chemicals                                             2.20
Computer                                              2.20
Diversified Operations                                0.79
Electronics                                          10.21
Finance                                               0.92
Food                                                  1.75
Insurance                                             3.75
Machinery                                             1.91
Media                                                 3.77
Medical                                               5.91
Metal                                                 0.62
Office                                                1.03
Oil & Gas                                            11.88
Paper & Paper Products                                1.23
Printing -- Commercial                                1.26
Real Estate Operations                                1.17
Retail                                                4.95
Rubber --Tires & Misc.                                0.38
Steel                                                 1.30
Telecommunications                                    7.16
Tobacco                                               1.59
Transport                                             1.58
Utilities                                             4.15
Short-Term Investments                                5.18

Total investments                                   100.55%

See notes to
financial statements.



ASSETS AND
LIABILITIES

April 30, 2002
(unaudited)

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the
net asset value
and the maximum
offering price per
share.

ASSETS
Investments at value (cost $14,169,107)                           $14,943,784
Cash                                                                      675
Foreign cash at value (cost $16,222)                                   16,224
Receivable for investments sold                                       624,432
Receivable for shares sold                                              3,293
Dividends and interest receivable                                      41,285
Receivable for forward foreign currency exchange contracts              2,477
Receivable from affiliates                                             42,681
Other assets                                                              996

Total assets                                                       15,675,847

LIABILITIES
Payable for investments purchased                                     738,239
Payable for shares repurchased                                          7,575
Payable for forward foreign currency exchange contracts                36,422
Other payables and accrued expenses                                    32,150

Total liabilities                                                     814,386

NET ASSETS
Capital paid-in                                                    23,945,809
Accumulated net realized loss on investments
  and foreign currency transactions                                (9,695,308)
Net unrealized appreciation of investments and
  translation of assets and liabilities in foreign currencies         740,460
Accumulated net investment loss                                      (129,500)

Net assets                                                        $14,861,461

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($7,654,713 [DIV] 1,198,164 shares)                             $6.39
Class B ($6,154,283 [DIV] 1,018,303 shares)                             $6.04
Class C ($1,051,429 [DIV] 173,940 shares)                               $6.04
Class I ($1,036 [DIV] 162 shares)                                       $6.40

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($6.39 [DIV] 95%)                                             $6.73
Class C ($6.04 [DIV] 99%)                                               $6.10

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the period ended
April 30, 2002
(unaudited) 1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also
shows net gains
(losses) for the
period stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $11,992)              $104,872
Interest (including securities lending income of $468)                  3,961

Total investment income                                               108,833

EXPENSES
Investment management fee                                              74,770
Class A distribution and service fee                                   11,551
Class B distribution and service fee                                   31,144
Class C distribution and service fee                                    5,122
Class A, Class B and Class C transfer agent fee                        87,283
Custodian fee                                                          57,685
Registration and filing fee                                            22,835
Auditing fee                                                           18,794
Printing                                                               10,306
Accounting and legal services fee                                       1,583
Miscellaneous                                                           1,231
Trustees' fee                                                             443
Legal fee                                                                 120

Total expenses                                                        322,867
Less expense reductions                                              (120,475)

Net expenses                                                          202,392

Net investment loss                                                   (93,559)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on
Investments                                                          (876,569)
Foreign currency transactions                                          60,103
Change in net unrealized appreciation (depreciation) of
Investments                                                         1,486,410
Translation of assets and liabilities in foreign currencies           (68,960)

Net realized and unrealized gain                                      600,984

Increase in net assets from operations                               $507,425

1 Semiannual period from 11-1-01 through 4-30-02.

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses, distri-
butions paid to
shareholders, if
any, and any
increase or
decrease in
money share-
holders invested
in the Fund.
                                                      YEAR           PERIOD
                                                     ENDED            ENDED
                                                  10-31-01          4-30-02 1
INCREASE (DECREASE) IN NET ASSETS
From operations
Net investment loss                              ($201,942)        ($93,559)
Net realized loss                               (7,653,045)        (816,466)
Change in net unrealized appreciation
  (depreciation)                                (1,059,294)       1,417,450

Increase (decrease) in net assets
  resulting from operations                     (8,914,281)         507,425

From fund share transactions                    (4,718,426)        (624,641)

NET ASSETS
Beginning of period                             28,611,384       14,978,677

End of period 2                                $14,978,677      $14,861,461

1 Semiannual period from 11-1-01 through 4-30-02. Unaudited.

2 Includes accumulated net investment loss of $35,941 and $129,500, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                          10-31-97    10-31-98    10-31-99    10-31-00    10-31-01     4-30-02 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $8.70       $8.41       $8.81      $10.95       $9.45       $6.18
Net investment loss 2                                    (0.02)         -- 3     (0.02)      (0.04)      (0.05)      (0.03)
Net realized and unrealized
  gain (loss) on investments                             (0.26)       0.47        2.16       (1.01)      (3.22)       0.24
Total from investment
  operations                                             (0.28)       0.47        2.14       (1.05)      (3.27)       0.21
Less distributions
From net investment income                               (0.01)         --          --          --          --          --
From net realized gain                                      --       (0.07)         --       (0.45)         --          --
Net asset value,
  end of period                                          $8.41       $8.81      $10.95       $9.45       $6.18       $6.39
Total return 4,5 (%)                                     (3.22)       5.61       24.29      (10.15)     (34.60)       3.40 6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $5          $6          $7         $15          $8          $8
Ratio of expenses
  to average net assets (%)                               1.73        1.79        1.96        1.88        2.23        2.37 7
Ratio of adjusted expenses
  to average net assets 8 (%)                             3.03        3.65        3.81        3.44        3.83        3.98 7
Ratio of net investment income
   (loss) to average net assets (%)                      (0.16)       0.04       (0.20)      (0.43)      (0.65)      (0.91) 7
Portfolio turnover (%)                                     169         129         113         163         278         119

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                          10-31-97    10-31-98    10-31-99    10-31-00    10-31-01    04-30-02 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $8.55       $8.22       $8.55      $10.55       $9.04       $5.86
Net investment loss 2                                    (0.08)      (0.06)      (0.09)      (0.12)      (0.10)      (0.05)
Net realized and unrealized
  gain (loss) on investments                             (0.25)       0.46        2.09       (0.94)      (3.08)       0.23
Total from investment
  operations                                             (0.33)       0.40        2.00       (1.06)      (3.18)       0.18
Less distributions
From net realized gain                                      --       (0.07)         --       (0.45)         --          --
Net asset value,
  end of period                                          $8.22       $8.55      $10.55       $9.04       $5.86       $6.04
Total return 4,5 (%)                                     (3.86)       4.88       23.39      (10.65)     (35.18)       3.07 6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $9         $10          $9         $12          $6          $6
Ratio of expenses
  to average net assets (%)                               2.43        2.49        2.63        2.57        2.93        3.07 7
Ratio of adjusted expenses
  to average net assets 8 (%)                             3.73        4.35        4.48        4.13        4.53        4.68 7
Ratio of net investment loss
  to average net assets (%)                              (0.88)      (0.66)      (0.91)      (1.13)      (1.34)      (1.61) 7
Portfolio turnover (%)                                     169         129         113         163         278         119

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                          10-31-98 9  10-31-99    10-31-00    10-31-01    04-30-02 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $9.36       $8.55      $10.57       $9.05       $5.87
Net investment loss 2                                    (0.03)      (0.10)      (0.11)      (0.10)      (0.05)
Net realized and unrealized
  gain (loss) on investments                             (0.78)       2.12       (0.96)      (3.08)       0.22
Total from investment
  operations                                             (0.81)       2.02       (1.07)      (3.18)       0.17
Less distributions
From net realized gain                                      --          --       (0.45)         --          --
Net asset value,
  end of period                                          $8.55      $10.57       $9.05       $5.87       $6.04
Total return 4,5 (%)                                     (8.65) 6    23.63      (10.72)     (35.14)       2.90 6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             -- 10       -- 10       $1          $1          $1
Ratio of expenses
  to average net assets (%)                               2.29 7      2.66        2.57        2.93        3.07 7
Ratio of adjusted expenses
  to average net assets 8 (%)                             4.15 7      4.51        4.13        4.53        4.68 7
Ratio of net investment loss
  to average net assets (%)                              (1.27) 7    (1.04)      (1.07)      (1.35)      (1.61) 7
Portfolio turnover (%)                                     129         113         163         278         119

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS I SHARES

PERIOD ENDED                                           4-30-02 1,9
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                     6.18
Net investment income 2                                   0.01
Net realized and unrealized
  gain on investments                                     0.21
Total from investment
  operations                                              0.22
Net asset value,
  end of period                                          $6.40
Total return 4,5 (%)                                      3.56 6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             -- 10
Ratio of expenses
  to average net assets (%)                               1.18 7
Ratio of adjusted expenses
  to average net assets 8 (%)                             2.79 7
Ratio of net investment income
  to average net assets (%)                               1.18 7
Portfolio turnover (%)                                     119

1 Semiannual period from 11-1-01 through 4-30-02. Unaudited.

2 Based on the average of the shares outstanding at the end of each month.

3 Less than $0.01 per share.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 Total returns would have been lower had certain expenses not been reduced during the periods shown.

6 Not annualized.

7 Annualized.

8 Does not take into consideration expense reductions during the periods shown.

9 Class C and Class I shares began operations on 6-1-98 and 3-1-02, respectively.

10 Less than $500,000.

See notes to
financial statements.



NOTES TO
STATEMENTS

Unaudited

NOTE A
Accounting policies

John Hancock International Fund (the "Fund") is a diversified series of John Hancock Investment Trust III, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek long-term growth of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. Trustees authorized issuance of Class I shares effective March 2, 2002. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies
of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign currency translation" below.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency
translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I shares, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $475 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended April 30, 2002.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. There were no securities loaned on April 30, 2002.

Forward foreign currency
exchange contracts

The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency exchange contract is closed out. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's statement of assets and liabilities.

The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

The Fund had the following open forward foreign currency exchange contracts on April 30, 2002:

                                                    UNREALIZED
                  PRINCIPAL AMOUNT     EXPIRATION   APPRECIATION
CURRENCY          COVERED BY CONTRACT  MONTH       (DEPRECIATION)

BUYS
Japanese Yen      99,975,873           MAY 02        $2,477

SELLS
Japanese Yen      124,867,455          MAY 02       (36,422)


Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $8,736,081 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: October 31, 2008 -- $1,040,558 and October 31, 2009 -- $7,695,523.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 1.00% of the first $250,000,000 of the Fund's average daily net asset value, (b) 0.80% of the next $250,000,000, (c) 0.75% of the next
$250,000,000 and (d) 0.625% of the Fund's average daily net asset value in excess of $750,000,000. The Adviser has a subadvisory agreement with Nicholas-Applegate Capital Management LP. The Fund is not responsible for the payment of the subadvisory fees.

The Adviser has agreed to limit the Fund's expenses, excluding the distribution and service fees and transfer agent fee, to 0.90% of the Fund's average daily net assets, at least until February 28, 2003. Accordingly, the expense reduction amounted to $120,475 for the period ended April 30, 2002. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the period ended April 30, 2002, JH Funds received net up-front sales charges of $12,085 with regard to sales of Class A shares. Of this amount, $1,769 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $9,780 was paid as sales commissions to unrelated broker-dealers and $536 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the period ended April 30, 2002, JH Funds received net up-front sales charges of $1,941 with regard to sales of Class C shares. Of this amount, $1,664 was paid as sales commissions to unrelated broker-dealers and $277 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. During the period ended April 30, 2002, CDSCs received by JH Funds amounted to $9,529 for Class B shares and $82 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. For Class A, B and C shares, the Fund pays a monthly transfer agent fee based on the number of shareholder accounts, plus certain out-of-pocket expenses, aggregated and allocated to each class on the basis of their relative net asset values. For Class I shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the average daily net assets attributable to Class I shares, plus certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compen sation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of shares sold and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                           YEAR ENDED 10-31-01        PERIOD ENDED 4-30-02 1
                         SHARES         AMOUNT        SHARES        AMOUNT
CLASS A SHARES
Sold                  3,334,883    $26,461,859     1,107,665    $6,892,572
Repurchased          (3,716,888)   (29,457,682)   (1,166,505)   (7,286,206)
Net decrease           (382,005)   ($2,995,823)      (58,840)    ($393,634)

CLASS B SHARES
Sold                    460,496     $3,277,285       210,129    $1,247,328
Repurchased            (686,822)    (4,979,294)     (283,568)   (1,680,057)
Net decrease           (226,326)   ($1,702,009)      (73,439)    ($432,729)

CLASS C SHARES
Sold                    612,584     $4,971,952       219,042    $1,268,759
Repurchased            (606,501)    (4,992,546)     (184,535)   (1,068,037)

Net increase (decrease)   6,083       ($20,594)       34,507      $200,722

CLASS I SHARES 2
Sold                         --             --           162        $1,000
Net increase                 --             --           162        $1,000

NET DECREASE           (602,248)   ($4,718,426)      (97,610)    ($624,641)

1 Semiannual period from 11-1-01 through 4-30-02. Unaudited.

2 Class I shares began operations on 3-1-02.


NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended April 30, 2002, aggregated $17,102,384 and $18,313,655, respectively.

The cost of investments owned at April 30, 2002, including short-term investments, for federal income tax purposes was $14,210,615. Gross unrealized appreciation and depreciation of investments aggregated $1,108,526 and $375,357, respectively, resulting in net unrealized appreciation of $733,169. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on wash sales.



OUR FAMILY
OF FUNDS

-------------------------------------------------------
Equity              Balanced Fund
                    Core Equity Fund
                    Focused Equity Fund
                    Growth Trends Fund
                    Large Cap Equity Fund
                    Large Cap Growth Fund
                    Large Cap Spectrum Fund
                    Mid Cap Growth Fund
                    Multi Cap Growth Fund
                    Small Cap Equity Fund
                    Small Cap Growth Fund
                    Sovereign Investors Fund
                    U.S. Global Leaders Growth Fund

-------------------------------------------------------
Sector              Biotechnology Fund
                    Financial Industries Fund
                    Health Sciences Fund
                    Real Estate Fund
                    Regional Bank Fund
                    Technology Fund

-------------------------------------------------------
Income              Bond Fund
                    Government Income Fund
                    High Income Fund
                    High Yield Bond Fund
                    Investment Grade Bond Fund
                    Strategic Income Fund

-------------------------------------------------------
International       European Equity Fund
                    Global Fund
                    International Fund
                    Pacific Basin Equities Fund

-------------------------------------------------------
Tax-Free Income     California Tax-Free Income Fund
                    High Yield Municipal Bond Fund
                    Massachusetts Tax-Free Income Fund
                    New York Tax-Free Income Fund
                    Tax-Free Bond Fund

-------------------------------------------------------
Money Market        Money Market Fund
                    U.S. Government Cash Reserve



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FOR YOUR
INFORMATION

TRUSTEES
Dennis S. Aronowitz
Richard P. Chapman, Jr.
William J. Cosgrove
John M. DeCiccio
Richard A. Farrell*
Maureen R. Ford
Gail D. Fosler*
William F. Glavin
Dr. John A. Moore*
Patti McGill Peterson
John W. Pratt
*Members of the Audit Committee

OFFICERS
Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

SUBADVISER
Nicholas-Applegate Capital
Management LP
600 West Broadway
San Diego, California 92101

PRINCIPAL DISTRIBUTOR
John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803


HOW TO
CONTACT US

On the Internet                      www.jhfunds.com

By regular mail                      John Hancock Signature Services, Inc.
                                     1 John Hancock Way, Suite 1000
                                     Boston, MA 02217-1000

By express mail                      John Hancock Signature Services, Inc.
                                     Attn: Mutual Fund Image Operations
                                     529 Main Street
                                     Charlestown, MA 02129

Customer service representatives     1-800-225-5291

24-hour automated information        1-800-338-8080

TDD line                             1-800-554-6713



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A tag line below reads "JOHN HANCOCK FUNDS."]

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1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

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Now available: electronic delivery
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This report is for the information of
the shareholders of the John Hancock
International Fund.

400SA  4/02
       6/02






John Hancock
U.S. Global
Leaders Fund

SEMI
ANNUAL
REPORT

4.30.02

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 11

For your information
page 25


Dear Fellow Shareholders,

The stock market has done nothing to soothe weary investors in 2002. After two years of losses, the stock market remains bogged down again so far this year. Although the economy appears to be emerging from recession, there are real questions about the strength of the recovery and the prospects for corporate earnings. With added pressures resulting from corporate bankruptcies, accounting questions and Middle East tensions, investors have been slow to shed their skeptical mindset. As a result, the major indexes were either flat or down year to date through April 30, 2002, with the Dow Jones Industrial Average returning -0.15% and the Standard & Poor's 500 Index returning -5.80%. Reflecting the technology and telecommunications sectors' continued woes, the tech-heavy Nasdaq Composite Index was down 13.44% in the first four months.

In this turbulent environment, there have been definite winners and losers. Small-cap and midsize companies have done far better than large caps, and even after a two-year run, value stocks have continued to trump growth. Bonds, which outpaced stocks in the last two years, continued to beat the broader stock market, led by corporate bonds.

The stock market's disappointing performance has certainly put investors' long-term investment perspective to the test. But we urge you to stay the course and stick to the investment plan that you have crafted with your investment professional to meet your financial goals. The most important element involves being well diversified. We believe it is the best way to better withstand the market's short-term swings -- from both an investment and an emotional perspective. If your investments are spread broadly among different asset classes -- stocks, bonds and cash -- and various types of each, you stand a better chance of having at least one part of your portfolio doing well at any given moment.

Although being diversified might not prevent you from suffering losses in tough market conditions, it could help mitigate the decline. And you'll be more ready to capture the returns of a group as it comes back into favor. With the economy poised for growth, that could happen sooner rather than later.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
long-term capital
appreciation by
investing primar
ily in the stocks
of U.S.-based
multinational
companies that,
in the opinion of
the adviser,
exhibit sustain
able competitive
advantages rela-
tive to their
global peers.

Over the last six months

* Uncertainty continued to pervade the market, amid concerns about the economy's rebound and corporate earnings prospects.

* Consumer spending kept the economy from falling into an even deeper recession.

* Health-care stock selections benefited the Fund, while several large-cap financials held it back.

[Bar chart with heading "John Hancock U.S. Global Leaders Fund." Under the heading is a note that reads "Fund performance for the six months ended April 30, 2002." The chart is scaled in increments of 1% with -2% at the bottom and 0% at the top. The first bar represents the -0.92% total return for Class A. The second bar represents the -1.27% total return for Class B. The third bar represents the -1.27% total return for Class C. The fourth bar represents the -0.59% total return for Class I. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 4.5%   Philip Morris
 3.8%   iShares S&P 500 Index Fund
 3.4%   Johnson & Johnson
 3.2%   Citigroup
 3.0%   Baxter International
 2.9%   Intel
 2.7%   American International Group
 2.7%   Microsoft
 2.7%   PepsiCo
 2.6%   3M

As a percentage of net assets on April 30, 2002.



BY ROBERT J. UEK, CFA, AND PETER M. SCHOFIELD, CFA, PORTFOLIO MANAGERS

John Hancock
U.S. Global
Leaders Fund

MANAGERS'
REPORT

The past six months remained difficult for stock investors as uncertainty continued to pervade the market. Last fall, the attacks on September 11, widespread corporate layoffs and rising unemployment fueled concerns about the depth of the U.S. economy's recession. Toward the end of 2001, however, a sharp market rebound, fueled by a growing belief that the recession was ending, left many investors wondering whether the gains would continue into 2002. The collapse of energy powerhouse Enron added to the nervousness, as investors began to question the accounting practices of major U.S. corporations.

Since the start of the year, stocks have attempted to bounce back on reports of better-than-expected economic news. With indicators suggesting that the recession would not be as deep as initially thought, investors started to come back into the market, fueling several short-lived stock rallies. In the last few weeks of the period, however, the turnaround was cut short as disappointing first quarter earnings reports spooked investors and raised concerns about whether a recovery was truly on the horizon.

"The past six months
 remained difficult for
 stock investors..."

PERFORMANCE SCORECARD

For the six months ended April 30, 2002, John Hancock U.S. Global Leaders Fund's Class A, Class B, Class C and Class I shares returned -0.92%, -1.27%, -1.27% and -0.59%, respectively, at net asset value. By comparison, the average large-cap core fund returned 1.81% for the same period, according to Lipper Inc.1

[Photos of Rob Uek and Peter Schofield flush right next to first paragraph.]

In this difficult market environment, our performance was negatively impacted by our stock selection in several sectors. When we talk about stock selection, we're referring not only to the stocks that we held in the portfolio, but also those that we didn't own. In the financial sector, for example, several of our large-cap holdings -- such as American International Group (AIG) and Citigroup -- suffered as investors shied away from large, complex companies in the wake of the Enron scandal. In addition, we missed out on the strong performance of many mid-cap regional bank stocks. Given the Fund's primary focus on multinational companies, we tend to own fewer of these stocks than our peers. Other disappointments include America Online, Dow Chemical and Halliburton. America Online's stock has dropped due to concerns about weak subscriber growth, declining advertising revenues and difficulty with the integration of Time Warner. As for Dow Chemical and Halliburton, worries about potential asbestos litigation put considerable pressure on the stocks.

"...our health-care holdings
 were up more than 5%
 for the period, despite
 an overall decline in
 the sector."

On the positive side, our health-care holdings were up more than 5% for the period, despite an overall decline in the sector. Our focus on more broadly defined medical companies -- such as Baxter International and Johnson & Johnson -- rather than pure pharmaceutical companies paid off. Although our telecommunications holdings declined during the period, our stock selection here helped us significantly mitigate the Fund's downside risk. In particular, not owning beleaguered WorldCom boosted our relative performance. Finally, many of our consumer staples stocks -- such as Philip Morris and Avon Products -- met or exceeded their earnings expectations in an environment where the majority of companies reported disappointing results.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Medical 16%, the second is Finance 11%, the third Computers 10%, the fourth Electronics 9% and the fifth
Insurance 8%.]

PORTFOLIO STRATEGY

At the end of last year, we increased our weighting in technology stocks in order to take advantage of the eventual economic upturn. After declining for much of last year, technology stocks were more fairly valued. What's more, because their earnings expectations had fallen off so much, we felt there was much less room for disappointment going forward. At the end of the period, however, we trimmed our tech and telecom holdings as it looks like the recovery in technology spending will take longer than expected.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 4-30-02." The chart is divided into two sections (from top to left): Common stocks 97% and Short-term investments & other 3%.]

In the financial area, we've taken advantage of the recent decline in AIG to add to our position in the stock. Given its world-class franchise in insurance, AIG is enjoying its strongest pricing power in years and that's likely to fuel earnings growth going forward. We also added a new position in American Express. After a difficult year, Amex has restructured and taken substantial costs out of its business.

OUTLOOK

We're cautiously optimistic about the prospects for 2002. We believe that the overall trend in the market is likely to be up, but it certainly won't be in a straight line. Recent economic indicators suggest that the U.S. recovery may be more drawn out than initially thought. Overseas, we're starting to see signs that some international economies have bottomed out and that an international recovery may be in sight. In the meantime, investors should be prepared for more ups and downs, as the market sorts out the direction of the economy, corporate earnings and stock prices.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is AIG followed by a down arrow with the phrase "Concerns about complexity of business." The second listing is Dow Chemical followed by a down arrow with the phrase "Potential asbestos litigation." The third listing is Johnson & Johnson followed by an up arrow with the phrase "Strong earnings growth."]

"As we see more clear evi-
 dence that a recovery is
 taking hold, we will most
 likely begin to shift into
 more economically
 sensitive stocks..."

One of the big question marks in the U.S. economy is consumer spending. During the recent recession, consumer spending has remained relatively strong despite job losses. The good news is that consumers have kept the economy from falling into an even deeper recession. The bad news is there isn't a lot of pent-up consumer demand to fuel the recovery. What's more, if consumer spending starts to falter, we could see even more weakness in corporate earnings. Given the current market environment, we've positioned the portfolio somewhat defensively with larger holdings in health-care and consumer staple stocks. These stocks tend to produce stable earnings growth, even in an economic slowdown. As we see more clear evidence that a recovery is taking hold, we will most likely begin to shift into more economically sensitive stocks -- such as industrials and basic materials -- that can leverage the upturn in the economy.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
April 30, 2002

The index used for
comparison is the
Standard & Poor's
500 Index, an unman
aged index that
includes 500 widely
traded common stocks.

It is not possible to
invest in an index.


                               Class A      Class B      Class C      Class I 1      Index
Inception date                  3-1-01       3-1-01       3-1-01       3-1-01           --

Average annual returns with maximum sales charge (POP)
One year                       -18.42%      -18.99%      -16.41%      -13.63%      -12.62%
Since inception                -15.63%      -15.43%      -13.16%      -11.37%      -10.20%

Cumulative total returns with maximum sales charge (POP)
Six months                      -5.89%       -6.20%       -3.26%       -0.59%        2.31%
One year                       -18.42%      -18.99%      -16.41%      -13.63%      -12.62%
Since inception                -17.95%      -17.73%      -15.15%      -13.11%      -11.79%

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.

1 For certain types of investors, as described in the Fund's prospectus for Class I shares.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Standard & Poor's 500 Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Index and is equal to $8,821 as of April 30, 2002. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock U.S. Global Leaders Fund, before sales charge, and is equal to $8,640 as of April 30, 2002. The third line represents the value of the same hypothetical investment made in the John Hancock U.S. Global Leaders Fund, after sales charge, and is equal to $8,205 as of April 30, 2002.

                                    Class B      Class C 1    Class I 2
Period beginning                     3-1-01       3-1-01       3-1-01
Without sales charge                 $8,570       $8,570       $8,689
With maximum sales charge            $8,227       $8,484           --
Index                                $8,821       $8,821       $8,821

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B, Class C and Class I shares, respectively, as of April 30, 2002. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.

2 For certain types of investors, as described in the Fund's prospectus for Class I shares.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
April 30, 2002
(unaudited)

This schedule is divided into two main categories: common stocks and short-term investments. The common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


SHARES  ISSUER                                                                        VALUE
COMMON STOCKS 96.73%                                                             $1,660,709
(Cost $1,747,298)

Aerospace 2.04%                                                                     $35,085
  500   United Technologies Corp.                                                    35,085

Beverages 2.72%                                                                      46,710
  900   PepsiCo, Inc.                                                                46,710

Chemicals 2.70%                                                                      46,390
  530   Air Products & Chemicals, Inc.                                               25,466
  400   PPG Industries, Inc.                                                         20,924

Computers 9.85%                                                                     169,178
1,850   Cisco Systems, Inc.*                                                         27,103
  750   Dell Computer Corp.*                                                         19,755
  500   Electronic Data Systems Corp.                                                27,130
  400   First Data Corp.                                                             31,796
  900   Microsoft Corp.*                                                             47,034
2,000   Sun Microsystems, Inc.*                                                      16,360

Cosmetics & Personal Care 1.95%                                                      33,510
  600   Avon Products, Inc.                                                          33,510

Diversified Operations 7.17%                                                        122,983
  360   3M Co.                                                                       45,288
1,300   General Electric Co.                                                         41,015
1,000   Honeywell International, Inc.                                                36,680

Electronics 8.90%                                                                   152,839
  450   Analog Devices, Inc.*                                                        16,632
1,000   Applied Materials, Inc.*                                                     24,320
  350   Emerson Electric Co.                                                         18,687
1,720   Intel Corp.                                                                  49,209
1,000   Taiwan Semiconductor Manufacturing Co. Ltd.,*
        American Depositary Receipt (ADR) (Taiwan)                                   17,700
  850   Texas Instruments, Inc.                                                      26,291

Finance 10.63%                                                                      182,385
  850   American Express Co.                                                         34,858
1,250   Citigroup, Inc.                                                              54,125
  600   iShares S&P 500 Index Fund                                                   64,770
  600   Morgan Stanley Dean Witter & Co.                                             28,632

Food 4.05%                                                                           69,442
  540   Kraft Foods, Inc. (Class A)                                                  22,162
  800   Nestle S.A. ADR (Switzerland)                                                47,280

Insurance 7.65%                                                                     131,318
  800   ACE, Ltd. (Bermuda)                                                          34,816
1,000   AFLAC, Inc.                                                                  29,900
  700   American International Group, Inc.                                           48,384
  980   Travelers Property Casualty Corp. (Class A)*                                 18,218

Media 1.78%                                                                          30,622
1,610   AOL Time Warner, Inc.*                                                       30,622

Medical 15.63%                                                                      268,344
  630   Abbott Laboratories                                                          33,988
  395   Alcon, Inc.* (Switzerland)                                                   13,588
  500   Amgen, Inc.*                                                                 26,440
  900   Baxter International, Inc.                                                   51,210
  400   Guidant Corp.*                                                               15,040
  900   Johnson & Johnson                                                            57,474
  800   Pharmacia Corp.                                                              32,984
  660   Wyeth                                                                        37,620

Mortgage Banking 2.30%                                                               39,465
  500   Federal National Mortgage Assn.                                              39,465

Oil & Gas 5.82%                                                                      99,925
  360   BP Plc ADR (United Kingdom)                                                  18,288
  350   ChevronTexaco Corp.                                                          30,349
  840   Exxon Mobil Corp.                                                            33,743
  500   GlobalSantaFe Corp.                                                          17,545

Retail 3.87%                                                                         66,482
  470   Home Depot, Inc. (The)                                                       21,794
  800   Wal-Mart Stores, Inc.                                                        44,688

Soap & Cleaning Preparations 2.16%                                                   37,107
  700   Colgate-Palmolive Co.                                                        37,107

Telecommunications 4.02%                                                             69,051
1,000   SBC Communications, Inc.                                                     31,060
1,600   Sprint Corp. (PCS Group)*                                                    17,936
  500   Verizon Communications, Inc.                                                 20,055

Tobacco 3.49%                                                                        59,873
1,100   Philip Morris Cos., Inc.                                                     59,873

                                                     INTEREST        PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                       RATE   (000s OMITTED)        VALUE
SHORT-TERM INVESTMENTS 8.45%                                                       $145,000
(Cost $145,000)

Joint Repurchase Agreement 8.45%
Investment in a joint repurchase agreement transaction
with Barclays Capital, Inc. -- Dated 04-30-02,
due 05-01-02 (Secured by U.S. Treasury Inflation
Indexed Notes, 3.50% thru 3.875%,
due 01-15-09 thru 01-15-11)                             1.88%             $145     $145,000

TOTAL INVESTMENTS 105.18%                                                        $1,805,709

OTHER ASSETS AND LIABILITIES, NET (5.18%)                                          ($88,974)

TOTAL NET ASSETS 100.00%                                                         $1,716,735


* Non-income producing security.

  Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer.

  The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



ASSETS AND
LIABILITIES

April 30, 2002
(unaudited)

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the
net asset value
and the maximum
offering price per
share.

ASSETS
Investments at value (cost $1,892,298)                             $1,805,709
Cash                                                                      792
Receivable for investments sold                                        27,768
Dividends and interest receivable                                       1,991
Receivable from affiliates                                              1,478
Other assets                                                                7

Total assets                                                        1,837,745

LIABILITIES
Payable for investments purchased                                     113,506
Other payables and accrued expenses                                     7,504

Total liabilities                                                     121,010

NET ASSETS
Capital paid-in                                                     1,990,274
Accumulated net realized loss on investments                         (187,374)
Net unrealized depreciation of investments                            (86,589)
Undistributed net investment income                                       424

Net assets                                                         $1,716,735

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($1,665,244 [DIV] 194,000 shares)                               $8.58
Class B ($17,149 [DIV] 2,000 shares)                                    $8.57
Class C ($17,149 [DIV] 2,000 shares)                                    $8.57
Class I ($17,193 [DIV] 2,000 shares)                                    $8.60

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($8.58 [DIV] 95%)                                             $9.03
Class C ($8.57 [DIV] 99%)                                               $8.66

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the period ended
April 30, 2002
(unaudited) 1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also
shows net gains
(losses) for the
period stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $91)                   $11,614
Interest                                                                1,520

Total investment income                                                13,134

EXPENSES
Investment management fee                                               6,810
Class A distribution and service fee                                    2,642
Class B distribution and service fee                                       72
Class C distribution and service fee                                       72
Class A, Class B and Class C transfer agent fee                            42
Class I transfer agent fee                                                  5
Custodian fee                                                           7,893
Auditing fee                                                            4,959
Printing                                                                3,990
Registration and filing fee                                             3,686
Accounting and legal services fee                                         192
Trustees' fee                                                              54
Miscellaneous                                                              34
Legal fee                                                                  18

Total expenses                                                         30,469
Less expense reductions                                               (18,102)

Net expenses                                                           12,367

Net investment income                                                     767

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss on investments                                      (99,312)
Change in net unrealized appreciation (depreciation)
  of investments                                                       84,251

Net realized and unrealized loss                                      (15,061)

Decrease in net assets from operations                               ($14,294)

1 Semiannual period from 11-1-01 through 4-30-02.

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses, distri-
butions paid to
shareholders, if
any, and any
increase or
decrease in
money share-
holders invested
in the Fund.
                                                    PERIOD           PERIOD
                                                     ENDED            ENDED
                                                  10-31-01 1        4-30-02 2
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                               $2,647             $767
Net realized loss                                  (88,062)         (99,312)
Change in net unrealized
  appreciation (depreciation)                     (170,840)          84,251

Decrease in net assets resulting
  from operations                                 (256,255)         (14,294)

Distributions to shareholders
From net investment income
Class A                                                 --          (12,525)
Class I                                                 --             (191)
                                                        --          (12,716)

From fund share transactions                     2,000,000               --

NET ASSETS
Beginning of period                                     --        1,743,745

End of period 3                                 $1,743,745       $1,716,735

1 Inception period from 3-1-01 through 10-31-01.

2 Semiannual period from 11-1-01 through 4-30-02. Unaudited.

3 Includes undistributed net investment income of $12,373 and $424, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                          10-31-01 1   4-30-02 2
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $10.00       $8.72
Net investment income 3                                   0.01          -- 4
Net realized and unrealized loss on investments          (1.29)      (0.08)
Total from investment operations                         (1.28)      (0.08)
Less distributions
From net investment income                                  --       (0.06)
Net asset value, end of period                           $8.72       $8.58
Total return 5,6 (%)                                    (12.80) 7    (0.92) 7

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                     $2          $2
Ratio of expenses to average net assets (%)               1.38 8      1.35 8
Ratio of adjusted expenses to average net assets 9 (%)    4.55 8      3.34 8
Ratio of net investment income to average net assets (%)  0.22 8      0.09 8
Portfolio turnover (%)                                      17          22

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                          10-31-01 1   4-30-02 2
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $10.00       $8.68
Net investment loss 3                                    (0.03)      (0.02)
Net realized and unrealized loss on investments          (1.29)      (0.09)
Total from investment operations                         (1.32)      (0.11)
Net asset value, end of period                           $8.68       $8.57
Total return 5,6 (%)                                    (13.20) 7    (1.27) 7

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                     -- 10      -- 10
Ratio of expenses to average net assets (%)               2.08 8      1.84 8
Ratio of adjusted expenses to average net assets 9 (%)    5.25 8      3.83 8
Ratio of net investment loss to average net assets (%)   (0.48) 8    (0.40) 8
Portfolio turnover (%)                                      17          22

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                          10-31-01 1   4-30-02 2
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $10.00       $8.68
Net investment loss 3                                    (0.03)      (0.02)
Net realized and unrealized loss on investments          (1.29)      (0.09)
Total from investment operations                         (1.32)      (0.11)
Net asset value, end of period                           $8.68       $8.57
Total return 5,6 (%)                                    (13.20) 7    (1.27) 7

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                     -- 10      -- 10
Ratio of expenses to average net assets (%)               2.08 8      1.84 8
Ratio of adjusted expenses to average net assets 9 (%)    5.25 8      3.83 8
Ratio of net investment loss to average net assets (%)   (0.48) 8    (0.40) 8
Portfolio turnover (%)                                      17          22

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS I SHARES

PERIOD ENDED                                          10-31-01 1   4-30-02 2
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $10.00       $8.74
Net investment income 3                                   0.03        0.02
Net realized and unrealized loss on investments          (1.29)      (0.06)
Total from investment operations                         (1.26)      (0.04)
Less distributions
From net investment income                                  --       (0.10)
Net asset value, end of period                           $8.74       $8.60
Total return 5,6 (%)                                    (12.60) 7    (0.59) 7

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                     -- 10      -- 10
Ratio of expenses to average net assets (%)               1.10 8      1.10 8
Ratio of adjusted expenses to average net assets 9 (%)    4.27 8      3.09 8
Ratio of net investment income to average net assets (%)  0.50 8      0.34 8
Portfolio turnover (%)                                      17          22

1 Class A, Class B, Class C and Class I shares began operations on 3-1-01.

2 Semiannual period from 11-1-01 through 4-30-02. Unaudited.

3 Based on the average of the shares outstanding at the end of each month.

4 Less than $0.01 per share.

5 Assumes dividend reinvestment and does not reflect the effect of sales charges.

6 Total returns would have been lower had certain expenses not been reduced during the periods shown.

7 Not annualized.

8 Annualized.

9 Does not take into consideration expense reductions during the periods shown.

10 Less than $500,000.

See notes to
financial statements.



NOTES TO
STATEMENTS

Unaudited

NOTE A
Accounting policies

John Hancock U.S. Global Leaders Fund (the "Fund") is a diversified series of John Hancock Investment Trust III, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve long-term capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I shares, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. There were no securities loaned on April 30, 2002.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $88,062 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The entire amount of the loss carryforward expires October 31, 2009.

Dividends, interest
and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex- dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.75% of the first $750,000,000 of the Fund's average daily net asset value, (b) 0.70% of the next $2,250,000,000 and (c) 0.65% of the Fund's average daily net asset value in excess of $3,000,000,000.

The Adviser has agreed to limit the Fund's expenses, excluding the transfer agent fee and distribution and service fees, to 1.05% of the Fund's average daily net assets, at least until February 28, 2003. Accordingly, the expense reduction amounted to $18,102 for the period ended April 30, 2002. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the period ended April 30, 2002, JH Funds received no up-front sales charges, with regard to Class A and Class C shares.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. During the period ended April 30, 2002, there were no CDSCs received by JH Funds for Class B and Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of John Hancock Life Insurance Company ("JHLICo"), an indirect parent of the Adviser. For Class A, B and C shares the Fund pays a monthly transfer agent fee based on the number of shareholder accounts, plus certain out-of-pocket expenses, aggregated and allocated to each class on the basis of their relative net asset values. For Class I shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the average daily net assets attributable to Class I shares, plus certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of 0.02% of the average net assets of the Fund.

The Adviser and other subsidiaries of JHLICo owned 200,000 shares of beneficial interest of the Fund on April 30, 2002.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of shares sold during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                   PERIOD ENDED 10-30-01 1   PERIOD ENDED 4-30-02 2
                    SHARES       AMOUNT         SHARES     AMOUNT
CLASS A SHARES
Sold               194,000   $1,940,000             --         --
Net increase       194,000   $1,940,000             --         --

CLASS B SHARES
Sold                 2,000      $20,000             --         --
Net increase         2,000      $20,000             --         --

CLASS C SHARES
Sold                 2,000      $20,000             --         --
Net increase         2,000      $20,000             --         --

CLASS I SHARES
Sold                 2,000      $20,000             --         --
Net increase         2,000      $20,000             --         --

NET INCREASE       200,000   $2,000,000             --         --

1 Inception period from 3-1-01 through 10-31-01.

2 Semiannual period from 11-1-01 through 4-30-02. Unaudited.



NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the April 30, 2002, aggregated $394,701 and $375,904, respectively.

The cost of investments owned at April 30, 2002, including short-term investments, for federal income tax purposes was $1,892,298. Gross unrealized appreciation and depreciation of investments aggregated $92,297 and $178,886, respectively, resulting in net unrealized depreciation of $86,589.



OUR FAMILY
OF FUNDS

-------------------------------------------------------
Equity              Balanced Fund
                    Core Equity Fund
                    Focused Equity Fund
                    Growth Trends Fund
                    Large Cap Equity Fund
                    Large Cap Growth Fund
                    Large Cap Spectrum Fund
                    Mid Cap Growth Fund
                    Multi Cap Growth Fund
                    Small Cap Equity Fund
                    Small Cap Growth Fund
                    Sovereign Investors Fund
                    U.S. Global Leaders Growth Fund

-------------------------------------------------------
Sector              Biotechnology Fund
                    Financial Industries Fund
                    Health Sciences Fund
                    Real Estate Fund
                    Regional Bank Fund
                    Technology Fund

-------------------------------------------------------
Income              Bond Fund
                    Government Income Fund
                    High Income Fund
                    High Yield Bond Fund
                    Investment Grade Bond Fund
                    Strategic Income Fund

-------------------------------------------------------
International       European Equity Fund
                    Global Fund
                    International Fund
                    Pacific Basin Equities Fund

-------------------------------------------------------
Tax-Free Income     California Tax-Free Income Fund
                    High Yield Municipal Bond Fund
                    Massachusetts Tax-Free Income Fund
                    New York Tax-Free Income Fund
                    Tax-Free Bond Fund

-------------------------------------------------------
Money Market        Money Market Fund
                    U.S. Government Cash Reserve



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FOR YOUR
INFORMATION

TRUSTEES
Dennis S. Aronowitz
Richard P. Chapman, Jr.
William J. Cosgrove
John M. DeCiccio
Richard A. Farrell*
Maureen R. Ford
Gail D. Fosler*
William F. Glavin
Dr. John A. Moore*
Patti McGill Peterson
John W. Pratt
*Members of the Audit Committee

OFFICERS
Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803


HOW TO
CONTACT US

On the Internet                      www.jhfunds.com

By regular mail                      John Hancock Signature Services, Inc.
                                     1 John Hancock Way, Suite 1000
                                     Boston, MA 02217-1000

By express mail                      John Hancock Signature Services, Inc.
                                     Attn: Mutual Fund Image Operations
                                     529 Main Street
                                     Charlestown, MA 02129

Customer service representatives     1-800-225-5291

24-hour automated information        1-800-338-8080

TDD line                             1-800-554-6713



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A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
U.S. Global Leaders Fund.

750SA       4/02
            6/02